Exhibit 77Q1g
AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 14th day of July, 2010,
by and among Credit Suisse Mid-Cap Core Fund, Inc., a
Maryland corporation (the "Acquired Fund"), Credit
Suisse Large Cap Blend Fund, Inc., a Maryland
corporation (the "Acquiring Fund," and together with
the Acquired Fund, the "Funds"), and, solely for
purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit
Suisse Asset Management, LLC, a limited liability
company organized under the laws of the State of
Delaware ("Credit Suisse").
      This Agreement is intended to be and is adopted as
a plan of reorganization within the meaning of Section
368(a) of the Internal Revenue Code of 1986, as
amended (the "Code").  The reorganization of the
Acquired Fund (the "Reorganization") will consist of
the transfer of all of the assets of the Acquired Fund
in exchange solely for Class A, Class B, Class C and
Common Class shares (collectively, the "Shares") of
the Acquiring Fund and the assumption by the Acquiring
Fund of all of the liabilities of the Acquired Fund,
and the distribution, on or after the Closing Date
hereinafter referred to, of Shares of the Acquiring
Fund ("Acquiring Fund Shares") to the shareholders of
the Acquired Fund in liquidation of the Acquired Fund
as provided herein, all upon the terms and conditions
hereinafter set forth in this Agreement.
      WHEREAS, the Board of Directors of the Acquired
Fund has determined that the exchange of all of the
assets of the Acquired Fund for Acquiring Fund Shares
and the assumption of the liabilities of the Acquired
Fund by the Acquiring Fund is in the best interests of
the Acquired Fund and that the interests of the
existing shareholders of the Acquired Fund would not
be diluted as a result of this transaction; and
      WHEREAS, the Board of Directors of the Acquiring
Fund has determined that the exchange of all of the
assets of the Acquired Fund for Acquiring Fund Shares
is in the best interests of the Acquiring Fund's
shareholders and that the interests of the existing
shareholders of the Acquiring Fund would not be
diluted as a result of this transaction.
      NOW, THEREFORE, in consideration of the premises
and of the covenants and agreements hereinafter set
forth, the parties hereto covenant and agree as
follows:
      1.  Transfer of Assets of the Acquired Fund in
Exchange for Acquiring Fund Shares and Assumption of
the Acquired Fund's Liabilities and Liquidation of the
Acquired Fund
      a)  Subject to the terms and conditions herein set
forth and on the basis of the representations and
warranties contained herein, the Acquired Fund agrees
to transfer its assets as set forth in paragraph 1.2 to
the Acquiring Fund, and the Acquiring Fund agrees in
exchange therefor:  (i) to deliver to the Acquired
Fund the number of full and fractional shares of each
corresponding class of the Acquiring Fund, determined
by dividing the value of the Acquired Fund's net assets
attributable to each share class of the Acquired Fund,
computed in the manner and as of the time and date set
forth in paragraph 2.1, by the net asset value of one
Acquiring Fund Share of the corresponding class (as set
forth below); and (ii) to assume the liabilities of the
Acquired Fund, as set forth in paragraph 1.3.  Such
transactions shall take place at the closing provided
for in paragraph 3.1 (the "Closing").
      The classes of shares of the Acquiring Fund
correspond to the classes of shares of the Acquired
Fund as follows: Class A shares of the Acquiring Fund
correspond to Class A shares of the Acquired Fund;
Class B shares of the Acquiring Fund correspond to
Class B shares of the Acquired Fund; Class C shares of
the Acquiring Fund correspond to Class C shares of the
Acquired Fund; Class A shares of the Acquiring Fund
correspond to Advisor Class shares of the Acquired
Fund, and Common Class shares of the Acquiring Fund
correspond to Common Class shares of the Acquired
Fund.
      b)   The assets of the Acquired Fund to be acquired
by the Acquiring Fund shall consist of all property
including, without limitation, all cash, securities
and dividend or interest receivables that are owned by
or owed to the Acquired Fund and any deferred or
prepaid expenses shown as an asset on the books of the
Acquired Fund on the Closing date provided in
paragraph 3.1 (the "Closing Date").
      The Acquired Fund has provided the Acquiring Fund
with a list of all of the Acquired Fund's assets as of
the date of execution of this Agreement.  The Acquired
Fund reserves the right to sell any of these securities
but will not, without the prior approval of the
Acquiring Fund, acquire any additional securities
other than securities of the type in which the
Acquiring Fund is permitted to invest.  The Acquired
Fund will, within a reasonable time prior to the
Closing Date, furnish the Acquiring Fund with a list
of the securities, if any, on the Acquired Fund's list
referred to in the first sentence of this paragraph
which do not conform to the Acquiring Fund's investment
objective, policies and restrictions.  In the event
that the Acquired Fund holds any investments which the
Acquiring Fund may not hold, the Acquired Fund will
dispose of such securities prior to the Closing Date.
In addition, if it is determined that the portfolios of
the Acquired Fund and the Acquiring Fund, when
aggregated, would contain investments exceeding
certain percentage limitations imposed upon the
Acquiring Fund with respect to such investments, the
Acquired Fund, if requested by the Acquiring Fund,
will dispose of and/or reinvest a sufficient amount of
such investments as may be necessary to avoid
violating such limitations as of the Closing Date.
      c)  The Acquired Fund will endeavor to discharge
all of the known liabilities and obligations of the
Acquired Fund prior to the Closing Date, other than
those liabilities and obligations which would
otherwise be discharged at a later date in the
ordinary course of business.  The Acquiring Fund shall
assume all liabilities, expenses, costs, charges and
reserves, including those liabilities reflected on an
unaudited statement of assets and liabilities of the
Acquired Fund prepared by State Street Bank and Trust
Company ("State Street"), the accounting agent of each
Fund, as of the Valuation Date (as defined in
paragraph 2.1), in accordance with generally accepted
accounting principles consistently applied from the
prior audited period.  The Acquiring Fund shall also
assume any liabilities, expenses, costs or charges
incurred by or on behalf of the Acquired Fund
specifically arising from or relating to the
operations and/or transactions of the Acquired Fund
prior to and including the Closing Date but which are
not reflected on the above-mentioned statement of
assets and liabilities, including any liabilities,
expenses, costs or charges arising under paragraph 5.7
hereof.
      d)  As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the
Acquired Fund will liquidate and distribute pro rata to
the Acquired Fund's shareholders of record determined
as of the close of business on the Closing Date (the
"Acquired Fund Shareholders") the Acquiring Fund Shares
it receives pursuant to paragraph 1.1.  Such
liquidation and distribution will be accomplished by
the transfer of the Acquiring Fund Shares then
credited to the account of the Acquired Fund on the
books of the Acquiring Fund to open accounts on the
share records of the Acquiring Fund in the name of the
Acquired Fund's shareholders representing the
respective pro rata number of each class of Acquiring
Fund Shares due Acquired Fund Shareholders holding the
corresponding class of the Acquired Fund's shares.
All issued and outstanding shares of the Acquired Fund
will simultaneously be redeemed and canceled on the
books of the Acquired Fund, although any share
certificates representing interests in the Acquired
Fund will represent a number of Acquiring Fund Shares
after the Closing Date as determined in accordance with
Section 2.2.  The Acquiring Fund shall not issue
certificates representing the Acquiring Fund Shares in
connection with such exchange.
      e)  Ownership of Acquiring Fund Shares will be
shown on the books of the Acquiring Fund's transfer
agent.  Shares of the Acquiring Fund will be issued in
the manner described in the Acquiring Fund's current
prospectuses and statement of additional information.
      f)  Any transfer taxes payable upon issuance of
the Acquiring Fund Shares in a name other than the
registered holder of the Acquired Fund Shares on the
books of the Acquired Fund as of that time shall, as a
condition of such issuance and transfer, be paid by
the person to whom such Acquiring Fund Shares are to
be issued and transferred.
      g)  Any reporting responsibility of the Acquired
Fund is and shall remain the responsibility of the
Acquired Fund up to and including the Closing Date and
such later date on which the Acquired Fund is
terminated.
      2.	Valuation
      a)  The value of the Acquired Fund's assets to be
acquired hereunder shall be the value of such assets
computed as of the close of regular trading on The New
York Stock Exchange LLC (the "NYSE") on the Closing
Date (such time and date being hereinafter called the
"Valuation Date"), using the valuation procedures set
forth in the Acquiring Fund's then current prospectuses
or statement of additional information.
      b)  The number of Shares of the Acquiring Fund to
be issued (including fractional shares, if any) in
exchange for shares of common stock of the Acquired
Fund shall be determined by dividing the value of the
net assets of the Acquired Fund attributable to its
shares of common stock determined using the same
valuation procedures referred to in paragraph 2.1 by
the net asset value per Share of the Acquiring Fund
computed as of the close of regular trading on the
NYSE on the Closing Date, using the valuation
procedures set forth in the Acquiring Fund's then
current prospectuses or statement of additional
information.
      c)  All computations of value with respect to the
Acquiring Fund and the Acquired Fund shall be made by
State Street in accordance with its regular practice as
pricing agent for the Acquiring Fund.
      3.	Closing and Closing Date
      a)  The Closing Date for the Reorganization shall
be September 17, 2010, or such other date as the
parties to such Reorganization may agree to in
writing.  All acts taking place at the Closing shall
be deemed to take place simultaneously as of the close
of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of
9:00 a.m., at the offices of Credit Suisse or at such
other time and/or place as the parties may agree.
      b)  State Street Bank and Trust Company, the
custodian for the Acquiring Fund, shall deliver as
soon as practicable after the Closing a certificate of
an authorized officer stating that: (a) the Acquired
Fund's portfolio securities, cash and any other assets
have been delivered in proper form to the Acquiring
Fund on the Closing Date and (b) all necessary taxes,
including all applicable federal and state stock
transfer stamps, if any, have been paid, or provision
for payment has been made, in conjunction with the
delivery of portfolio securities.
      c)  In the event that on the Valuation Date (a)
the NYSE or another primary trading market for
portfolio securities of the Acquiring Fund or the
Acquired Fund shall be closed to trading or trading
thereon shall be restricted or (b) trading or the
reporting of trading on the NYSE or elsewhere shall be
disrupted so that accurate appraisal of the value of
the net assets of the Acquiring Fund or the Acquired
Fund is impracticable, the Closing Date shall be
postponed until the first business day after the day
when trading shall have been fully resumed and
reporting shall have been restored.
      d)  The Acquired Fund shall deliver at the Closing
a list of the names and addresses of the Acquired
Fund's shareholders and the number and class of
outstanding Shares owned by each such shareholder
immediately prior to the Closing or provide such
information to the Acquiring Fund's transfer agent.
The Acquiring Fund shall issue and deliver a
confirmation evidencing the Acquiring Fund Shares to
be credited to the Acquired Fund's account on the
Closing Date to the Secretary of the Acquired Fund or
provide evidence satisfactory to the Acquired Fund
that such Acquiring Fund Shares have been credited to
the Acquired Fund's account on the books of the
Acquiring Fund.  At the Closing, the Acquired Fund and
the Acquiring Fund shall deliver to counsel any bills
of sale, checks, assignments, share certificates, if
any, receipts or other documents as counsel may
request.
      4.	Representations and Warranties
      a)  The Acquired Fund represents and warrants
that:
      The Acquired Fund is a Maryland corporation duly
organized, validly existing and in good standing under
the laws of the State of Maryland;
      The Acquired Fund is not, and the execution,
delivery and performance of this Agreement by the
Acquired Fund will not result, in violation of the
Acquired Fund's Charter or By-Laws, each as amended,
or any material agreement, indenture, instrument,
contract, lease or other undertaking to which the
Acquired Fund is a party or by which the Acquired Fund
or its property are bound;
      There are no contracts or other commitments (other
than this Agreement) of the Acquired Fund which will be
terminated with liability to the Acquired Fund prior to
the Closing Date;
      The Acquired Fund is a registered investment
company classified as a management company of the
open-end type and its registration with the Securities
and Exchange Commission (the "Commission") as an
investment company under the Investment Company Act of
1940, as amended (the "1940 Act"), is in full force
and effect;
      No litigation or administrative proceeding or
investigation of or before any court or governmental
body is presently pending or to its knowledge
threatened against the Acquired Fund or any of its
properties or assets which, if adversely determined,
would materially and adversely affect its financial
condition or the conduct of its business.  The
Acquired Fund knows of no facts which might form the
basis for the institution of such proceedings and is
not a party to or subject to the provisions of any
order, decree or judgment of any court or governmental
body which materially and adversely affects its
business or its ability to consummate the transactions
contemplated herein;
      The Statements of Assets and Liabilities of the
Acquired Fund as of  October 31, 2009, the Schedule of
Investments and the related Statement of Operations
for the year then ended, the Statement of Changes in
Net Assets for each of the two years in the period then
ended and the Financial Highlights for each of the five
years in the period then ended, have been audited by
PricewaterhouseCoopers LLP, an independent registered
public accounting firm, and are in accordance with
generally accepted accounting principles consistently
applied, and such statements (copies of which have
been furnished to the Acquiring Fund) fairly reflect
the financial condition of the Acquired Fund as of such
dates.  The unaudited financial statements of the
Acquired Fund for the six months ended April 30, 2010
have been prepared in accordance with generally
accepted accounting principles consistently applied,
and such statements (copies of which have been
furnished to the Acquiring Fund) fairly reflect the
financial condition of the Acquired Fund as of such
date, and there are no known contingent liabilities of
the Acquired Fund as of April 30, 2010 that are not
disclosed therein.
      Since October 31, 2009 and April 30, 2010, there
has not been any material adverse change in the
Acquired Fund's financial condition, assets,
liabilities or business other than changes occurring in
the ordinary course of business, or any incurrence by
the Acquired Fund of indebtedness maturing more than
one year from the date such indebtedness was incurred.
For purposes of this subsection (g), a decline in net
asset value per share of the Acquired Fund due to
declines in market values of securities in the
Acquired Fund's portfolio, the discharge of Acquired
Fund liabilities, or the redemption of Acquired Fund
Shares by Acquired Fund shareholders shall not
constitute a material adverse change;
      At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including
extensions, of the Acquired Fund required by law to
have been filed by such dates shall have been filed
and are or will be correct in all material respects,
and all federal and other taxes shall have been paid
so far as due, or provision shall have been made for
the payment thereof and, to the best of the Acquired
Fund's knowledge, no such return is currently under
audit and no assessment has been asserted with respect
to such returns;
      (i) For each taxable year of its operation
(including the taxable year ending on the Closing
Date), the Acquired Fund has met the requirements of
Subchapter M of the Code for qualification as a
regulated investment company and has elected to be
treated as such and has been eligible to and has
computed its federal income tax under Section 852 of
the Code and (ii) the Acquired Fund will have
distributed all of its investment company taxable
income and net capital gain (as defined in the Code)
that has accrued through the Closing Date;
      All of the issued and outstanding shares of common
stock of each class of the Acquired Fund are, and at
the Closing Date will be, duly and validly issued and
outstanding, fully paid and non-assessable by the
Acquired Fund.  All of the issued and outstanding
shares of common stock of the Acquired Fund will, at
the time of Closing, be held by the persons and in the
amounts set forth in the records of the transfer agent
as provided in paragraph 3.4.  The Acquired Fund does
not have outstanding any options, warrants or other
rights to subscribe for or purchase any of its shares,
nor is there outstanding any security convertible into
any of its shares;
      At the Closing Date, (i) the Acquired Fund will
have good and marketable title to the Acquired Fund's
assets to be transferred to the Acquiring Fund
pursuant to paragraph 1.2 and full right, power and
authority to sell, assign, transfer and deliver such
assets hereunder.  Upon delivery and payment for such
assets, the Acquiring Fund will acquire good and
marketable title thereto, subject to no restrictions
on the full transfer thereof, except such restrictions
as might arise under the Securities Act of 1933, as
amended (the "1933 Act"), and the 1940 Act with respect
to privately placed or otherwise restricted securities
that the Acquired Fund may have acquired in the
ordinary course of business and of which the Acquiring
Fund has received notice and necessary documentation
at or prior to the Closing;
      The execution, delivery and performance of this
Agreement has been duly authorized by all necessary
actions on the part of the Acquired Fund's Board of
Directors, and subject to the approval of the Acquired
Fund's shareholders, this Agreement will constitute a
valid and binding obligation of the Acquired Fund
enforceable in accordance with its terms, subject to
the effect of bankruptcy, insolvency, fraudulent
conveyance, reorganization, moratorium and other laws
relating to or affecting creditors' rights and to
general equity principles;
      The information to be furnished by the Acquired
Fund for use in applications for orders, registration
statements or proxy materials or for use in any other
document filed or to be filed with any federal, state
or local regulatory authority (including the Financial
Industry Regulatory Authority ("FINRA")), which may be
necessary in connection with the transactions
contemplated hereby, shall be accurate and complete in
all material respects and shall comply in all material
respects with federal securities and other laws and
regulations applicable thereto;
      The current prospectuses and statement of
additional information of the Acquired Fund on Form N-
1A conform in all material respects to the applicable
requirements of the 1933 Act and the 1940 Act and the
rules and regulations of the Commission thereunder and
do not include any untrue statement of a material fact
or omit to state any material fact required to be
stated therein or necessary to make the statements
therein, in light of the circumstances under which
they were made, not materially misleading; and
      Insofar as the following relate to the Acquired
Fund, the registration statement filed by the
Acquiring Fund on Form N-14 relating to Acquiring Fund
Shares that will be registered with the Commission
pursuant to this Agreement, which, without limitation,
shall include a proxy statement of the Acquired Fund
(the "Proxy Statement") and the prospectus of the
Acquiring Fund with respect to the transactions
contemplated by this Agreement, and any supplement or
amendment thereto, and the documents contained or
incorporated therein by reference (the "N-14
Registration Statement"), on the effective date of the
N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the
Valuation Date and on the Closing Date: (i) shall
comply in all material respects with the provisions of
the 1933 Act, the Securities Exchange Act of 1934 (the
"1934 Act") and the 1940 Act and the rules and
regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or
omit to state a material fact required to be stated
therein or necessary to make the statements therein
not misleading; provided, however, that the
representations and warranties in this section shall
not apply to statements in or omissions from the Proxy
Statement and the N-14 Registration Statement made in
reliance upon and in conformity with information that
was furnished or should have been furnished by the
Acquiring Fund for use therein.
      b)  The Acquiring Fund represents and
warrants that:
      The Acquiring Fund is a Maryland corporation, duly
organized, validly existing and in good standing under
the laws of the State of Maryland;
      The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement by the
Acquiring Fund will not result, in violation of the
Acquiring Fund's Charter or By-Laws, each as amended,
or any material agreement, indenture, instrument,
contract, lease or other undertaking to which the
Acquiring Fund is a party or by which the Acquiring
Fund or its property are bound;
      The Acquiring Fund is a registered investment
company classified as a management company of the
open-end type and its registration with the Commission
as an investment company under the 1940 Act is in full
force and effect;
      No litigation or administrative proceeding or
investigation of or before any court or governmental
body is presently pending or to its knowledge
threatened against the Acquiring Fund or any of its
properties or assets which, if adversely determined,
would materially and adversely affect its financial
condition or the conduct of its business.  The
Acquiring Fund knows of no facts which might form the
basis for the institution of such proceedings and is
not a party to or subject to the provisions of any
order, decree or judgment of any court or governmental
body which materially and adversely affects its
business or its ability to consummate the transactions
contemplated herein;
      Since December 31, 2009 and June 30, 2010, there
has not been any material adverse change in the
Acquiring Fund's financial condition, assets,
liabilities or business other than changes occurring in
the ordinary course of business, or any incurrence by
the Acquiring Fund of indebtedness maturing more than
one year from the date such indebtedness was incurred.
For purposes of this subsection (e), a decline in net
asset value per share of the Acquiring Fund due to
declines in market values of securities in the
Acquiring Fund's portfolio, the discharge of Acquiring
Fund liabilities, or the redemption of Acquiring Fund
shares by Acquiring Fund shareholders shall not
constitute a material adverse change;
      At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including
extensions, of the Acquiring Fund required by law to
have been filed by such dates shall have been filed
and are or will be correct in all material respects,
and all federal and other taxes shall have been paid
so far as due, or provision shall have been made for
the payment thereof and, to the best of the Acquiring
Fund's knowledge, no such return is currently under
audit and no assessment has been asserted with respect
to such returns;
      (i) For each taxable year of its operation
(including the taxable year ending on the Closing
Date), the Acquiring Fund has met the requirements of
Subchapter M of the Code for qualification as a
regulated investment company and has elected to be
treated as such and has been eligible to and has
computed its federal income tax under Section 852 of
the Code and (ii) the Acquiring Fund will have
distributed all of its investment company taxable
income and net capital gain (as defined in the Code)
that has accrued for the taxable year including the
Closing Date;
      At the date hereof, all issued and outstanding
Acquiring Fund Shares are, and at the Closing Date
will be, duly and validly issued and outstanding,
fully paid and non-assessable, with no personal
liability attaching to the ownership thereof.  The
Acquiring Fund does not have outstanding any options,
warrants or other rights to subscribe for or purchase
any of its shares, nor is there outstanding any
security convertible into any of its shares;
      The execution, delivery and performance of this
Agreement has been duly authorized by all necessary
actions on the part of the Acquiring Fund's Board of
Directors, and this Agreement will constitute a valid
and binding obligation of the Acquiring Fund
enforceable in accordance with its terms, subject to
the effect of bankruptcy, insolvency, fraudulent
conveyance, reorganization, moratorium and other laws
relating to or affecting creditors' rights and to
general equity principles;
      The Acquiring Fund Shares to be issued and
delivered to the Acquired Fund, for the account of the
Acquired Fund's shareholders, pursuant to the terms of
this Agreement, will at the Closing date have been
duly authorized and when so issued and delivered, will
be duly and validly issued Acquiring Fund Shares, and
will be fully paid and non-assessable with no personal
liability attaching to the ownership thereof;
      At the Closing Date, the Acquiring Fund will have
good and marketable title to its assets;
      The information to be furnished by the Acquiring
Fund for use in applications for orders, registration
statements or proxy materials or for use in any other
document filed or to be filed with any federal, state
or local regulatory authority (including FINRA), which
may be necessary in connection with the transactions
contemplated hereby, shall be accurate and complete in
all material respects and shall comply in all material
respects with federal securities and other laws and
regulations applicable thereto;
      The current prospectuses and statement of
additional information of the Acquiring Fund on Form
N-1A conform in all material respects to the
applicable requirements of the 1933 Act and the 1940
Act and the rules and regulations of the Commission
thereunder and do not include any untrue statement of a
material fact or omit to state any material fact
required to be stated therein or necessary to make the
statements therein, in light of the circumstances
under which they were made, not materially misleading;
      Insofar as the following relate to the Acquiring
Fund, the N-14 Registration Statement, on the
effective date of the N-14 Registration Statement, at
the time of any shareholders' meeting referred to
herein, on the Valuation Date and on the Closing Date:
(i) shall comply in all material respects with the
provisions of the 1933 Act, the 1934 Act and the 1940
Act and the rules and regulations under those Acts,
and (ii) shall not contain any untrue statement of a
material fact or omit to state a material fact
required to be stated therein or necessary to make the
statements therein not misleading; provided, however,
that the representations and warranties in this
section shall not apply to statements in or omissions
from the Proxy Statement and the N-14 Registration
Statement made in reliance upon and in conformity with
information that was furnished or should have been
furnished by the Acquired Fund for use therein; and
      The Acquiring Fund agrees to use all reasonable
efforts to obtain the approvals and authorizations
required by the 1933 Act, the 1940 Act and such of the
state Blue Sky or securities laws as it may deem
appropriate in order to continue its operations after
the Closing Date.
      c)  Credit Suisse represents and warrants to the
Acquiring Fund as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or
proceedings pending against the Acquired Fund, and
(ii) there are no claims, actions, suits or
proceedings threatened, or circumstances that have
been identified by the Management Committee of Credit
Suisse and the Secretary thereof as reasonably likely
to give rise to any claims, actions, suits or
proceedings against the Acquired Fund that would
materially adversely affect the Acquired Fund or its
assets or business, other than those disclosed in
writing to and accepted by the Acquiring Fund.
      5.	Covenants of the Acquired Fund and the
Acquiring Fund
      a)  The Acquiring Fund and the Acquired Fund will
operate their respective businesses in the ordinary
course between the date hereof and the Closing Date.
It is understood that such ordinary course of business
will include the declaration and payment of customary
dividends and distributions.
      b)  The Acquired Fund will call a meeting of the
shareholders of the Acquired Fund to consider and act
upon this Agreement and to take all other actions
necessary to obtain approval of the transactions
contemplated herein.
      c)  The Acquired Fund covenants that (i) the
Acquiring Fund Shares to be issued hereunder are not
being acquired for the purpose of making any
distribution thereof other than in accordance with the
terms of this Agreement; (ii) to the best of the
knowledge of the Acquired Fund, there is no plan or
intention by Acquired Fund's Shareholders to sell,
exchange or otherwise dispose of a number of Acquired
Fund Shares (or Acquiring Fund Shares received in the
Reorganization), in connection with the
Reorganization, that would reduce the Acquired Fund
Shareholders' ownership of Acquired Fund Shares (or
equivalent Acquiring Fund Shares) to a number of
shares that is less than 50 percent of the number of
Acquired Fund Shares as of the record date of the
Reorganization; and (iii) the Acquired Fund will not
take any position on any federal, state or local
income or franchise tax return, or take any other tax
reporting position, that is inconsistent with the
treatment of the Reorganization as a "reorganization"
within the meaning of Section 368(a) of the Code.
      d)  The Acquired Fund will assist the Acquiring
Fund in obtaining such information as the Acquiring
Fund reasonably requests concerning the beneficial
ownership of the Acquired Fund Shares.
      e)  Subject to the provisions of this Agreement,
the Acquiring Fund and the Acquired Fund will each
take, or cause to be taken, all action, and do or
cause to be done, all things reasonably necessary,
proper or advisable to consummate and make effective
the transactions contemplated by this Agreement.
      f)  The Acquired Fund will provide the Acquiring
Fund with information reasonably necessary for the
preparation of a prospectus which will include the
Proxy Statement referred to in paragraph 4.1(o), all
to be included in the Registration Statement, in
compliance with the 1933 Act, the 1934 Act and the
1940 Act in connection with the meeting of the
Acquired Fund's shareholders to consider approval of
this Agreement and the transactions contemplated
herein.
      g)  The Acquiring Fund agrees to indemnify and
advance expenses to each person who at the time of the
execution of this Agreement serves as a Director or
officer ("Indemnified Person") of the Acquired Fund,
against money damages actually and reasonably incurred
by such Indemnified Person in connection with any
claim that is asserted against such Indemnified Person
arising out of such person's service as a Director or
officer of the Acquired Fund, as such service involves
the Acquired Fund, with respect to matters
specifically relating to the Reorganization, provided
that such indemnification and advancement of expenses
shall be permitted to the fullest extent that is
available under applicable law.  This paragraph 5.7
shall not protect any such Indemnified Person against
any liability to the Acquired Fund, the Acquiring Fund
or their shareholders to which he or she would
otherwise be subject by reason of willful misfeasance,
bad faith, gross negligence or from reckless disregard
of the duties involved in the conduct of his or her
office.  An Indemnified Person seeking indemnification
shall be entitled to advances from the Acquiring Fund
for payment of the reasonable expenses incurred by him
or her in connection with the matter as to which he or
she is seeking indemnification in the manner and to the
fullest extent permissible under applicable law.  Such
Indemnified Person shall provide to the Acquiring Fund
a written affirmation of his or her good faith belief
that the standard of conduct necessary for
indemnification by the Acquiring Fund under this
paragraph has been met and a written undertaking to
repay any advance if it should ultimately be
determined that the standard of conduct has not been
met.  In addition, at least one of the following
additional conditions shall be met: (a) the
Indemnified Person shall provide security in form and
amount acceptable to the Acquiring Fund for its
undertaking; (b) the Acquiring Fund is insured against
losses arising by reason of the advance; or (c) either
a majority of a quorum of disinterested non-party
directors of the Acquiring Fund, or independent legal
counsel experienced in mutual fund matters, selected
by the Indemnified Person, in a written opinion, shall
have determined, based on a review of facts readily
available to the Acquiring Fund at the time the
advance is proposed to be made, that there is reason
to believe that the Indemnified Person will ultimately
be found to be entitled to indemnification.
      h)  The intention of the parties is that the
transaction will qualify as a reorganization within
the meaning of Section 368(a) of the Code.  Neither
the Acquiring Fund, nor the Acquired Fund shall take
any action, or cause any action to be taken
(including, without limitation, the filing of any tax
return) that is inconsistent with such treatment or
results in the failure of the transaction to qualify
as a reorganization within the meaning of Section
368(a) of the Code.  At or prior to the Closing Date,
the Acquiring Fund, and the Acquired Fund and the
Trust will take such action, or cause such action to
be taken, as is reasonably necessary to enable Willkie
Farr & Gallagher LLP to render the tax opinion
contemplated here in Section 8.7.
      i)  Credit Suisse agrees that the Acquiring Fund
will succeed to all rights that the Acquired Fund has,
or would have but for the Reorganization, against
Credit Suisse or its affiliates by reason of any act or
failure to act by Credit Suisse or any of its
affiliates prior to the Closing Date.
      6.	Conditions Precedent to Obligations of the
Acquired Fund
      The obligations of the Acquired Fund to consummate
the transactions provided for herein shall be subject,
at its election, to the performance by the Acquiring
Fund of all of the obligations to be performed by it
hereunder on or before the Closing Date and, in
addition thereto, the following further conditions:
      a)  All representations and warranties of the
Acquiring Fund contained in this Agreement shall be
true and correct in all material respects as of the
date hereof and, except as they may be affected by the
actions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made
on and as of the Closing Date;
      b)  The Acquiring Fund has delivered to the
Acquired Fund a certificate executed in its name by
its President, Vice President, Secretary or Treasurer
and dated as of the Closing Date, to the effect that
the representations and warranties of the Acquiring
Fund made in this Agreement are true and correct at
and as of the Closing Date, except as they may be
affected by the transactions contemplated by this
Agreement; and
      c)  The Acquired Fund shall have received on the
Closing Date a favorable opinion from Willkie Farr &
Gallagher, counsel to the Acquiring Fund, dated as of
the Closing Date, in a form reasonably satisfactory to
the Acquired Fund, covering the following points:
      That (a) the Acquiring Fund is a validly existing
corporation under the laws of the State of Maryland,
and has the corporate power to own all of its
properties and assets and to carry on its business as
a registered investment company; (b) the Agreement has
been duly authorized, executed and delivered by the
Acquiring Fund and, assuming due authorization,
execution and delivery of the Agreement by the other
parties hereto, is a valid and binding obligation of
the Acquiring Fund in accordance with its terms,
subject to bankruptcy, insolvency, fraudulent
transfer, reorganization, moratorium and similar laws
of general applicability relating to or affecting
creditors' rights and to general equity principles; (c)
the execution and delivery of the Agreement did not,
and the consummation of the transactions contemplated
hereby will not, conflict with the Acquiring Fund's
Charter or By-Laws, each, as amended, or result in a
material violation of any provision of any material
agreement (known to such counsel) to which the
Acquiring Fund, is a party or by which it or its
property is bound or, to the knowledge of such
counsel, result in the acceleration of any obligation
or the imposition of any penalty, under any material
agreement, judgment, or decree to which the Acquiring
Fund is a party or by which it or its property is
bound; (d) to the knowledge of such counsel, no
consent, approval, authorization or order of any court
or governmental authority of the United States or the
State of Maryland is required for the consummation by
the Acquiring Fund of the transactions contemplated
herein, except such as have been obtained under the
1933 Act, the 1934 Act and the 1940 Act, and such as
may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical
data contained therein, as to which no opinion need be
given), as of its date, appeared on its face to be
appropriately responsive in all material respects to
the 1934 Act and the 1940 Act and the rules and
regulations thereunder; provided, however, that such
counsel shall be entitled to state that it does not
assume any responsibility for the accuracy,
completeness or fairness of the Proxy Statement; (f)
to the knowledge of such counsel, there is no legal,
administrative or governmental proceeding,
investigation, order, decree or judgment of any court
or governmental body, only insofar as they relate to
the Acquiring Fund, or its assets or properties,
pending, threatened or otherwise existing on or before
the effective date of the N-14 Registration Statement
or the Closing Date, which is required to be described
in the N-14 Registration Statement or to be filed as
an exhibit to the N-14 Registration Statement which is
not described or filed as required or which materially
and adversely affects the Acquiring Fund's business;
(g) the descriptions in the Proxy Statement of
statutes, legal and governmental proceedings,
investigations, orders, decrees or judgments of any
court or governmental body in the United States and
contracts and other documents, if any, are accurate
and fairly present the information required to be
shown; (h) the Acquiring Fund is registered as an
investment company under the 1940 Act, and, to the
knowledge of such counsel, its registration with the
Commission as an investment company under the 1940 Act
is in full force and effect; and (i) the Acquiring
Fund Shares to be issued to the Acquired Fund's
shareholders as provided by this Agreement are duly
authorized and upon such delivery will be validly
issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Fund
has any preemptive rights to subscription or purchase
in respect thereof.
      With respect to all matters of Maryland law, such
counsel shall be entitled to state that they have
relied upon the opinion of Venable LLP and that their
opinion is subject to the same assumptions,
qualifications and limitations with respect to such
matters as are contained in the opinion of Venable
LLP.
      In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such
Proxy Statement and not, except as specifically stated
above, to any exhibits or attachments thereto or to
any documents incorporated by reference therein.
      7.	Conditions Precedent to Obligations of the
Acquiring Fund
      The obligations of the Acquiring Fund to
consummate the transactions provided for herein shall
be subject, at its election, to the performance by the
Acquired Fund of all the obligations to be performed
by it hereunder on or before the Closing Date and, in
addition thereto, the following conditions:
      a)  All representations and warranties of the
Acquired Fund contained in this Agreement shall be
true and correct in all material respects as of the
date hereof and, except as they may be affected by the
transactions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made
on and as of the Closing Date;
      b)  The Acquired Fund has delivered to the
Acquiring Fund a statement of the Acquired Fund's
assets and liabilities as of the Closing Date,
certified by the Treasurer or Assistant Treasurer of
the Acquired Fund;
      c)  The Acquired Fund has delivered to the
Acquiring Fund on the Closing Date a certificate
executed in its name by its President, Vice President,
Secretary or Treasurer and dated as of the Closing
Date, to the effect that the representations and
warranties of the Acquired Fund made in this Agreement
are true and correct at and as of the Closing Date,
except as they may be affected by the transactions
contemplated by this Agreement; and
      d)  The Acquiring Fund shall have received on the
Closing Date a favorable opinion of Willkie Farr &
Gallagher LLP, counsel to the Acquired Fund, in a form
satisfactory to the Acquiring Fund, covering the
following points:
      That (a) the Acquired Fund is a validly existing
corporation under the laws of the State of Maryland,
and has the corporate power to own all of its
properties and assets and to carry on its business as
a registered investment company; (b) the Agreement has
been duly authorized, executed and delivered by the
Acquired Fund and, assuming due authorization,
execution and delivery of the Agreement by the other
parties hereto, is a valid and binding obligation of
the Acquired Fund in accordance with its terms,
subject to bankruptcy, insolvency, fraudulent
transfer, reorganization, moratorium and similar laws
of general applicability relating to or affecting
creditors' rights and to general equity principles; (c)
the execution and delivery of the Agreement did not,
and the consummation of the transactions contemplated
hereby will not, conflict with the Acquired Fund's
Charter or By-Laws, each, as amended, or result in a
material violation of any provision of any material
agreement (known to such counsel) to which the
Acquired Fund is a party or by which it or its
property is bound or, to the knowledge of such
counsel, result in the acceleration of any obligation
or the imposition of any penalty, under any material
agreement, judgment, or decree to which the Acquired
Fund is a party or by which it or its property is
bound; (d) to the knowledge of such counsel, no
consent, approval, authorization or order of any court
or governmental authority of the United States or the
State of Maryland is required for the consummation by
the Acquired Fund of the transactions contemplated
herein, except such as have been obtained under the
1933 Act, the 1934 Act and the 1940 Act, and such as
may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical
data contained therein, as to which no opinion need be
given), as of its date, appeared on its face to be
appropriately responsive in all material respects to
the 1934 Act and the 1940 Act and the rules and
regulations thereunder; provided, however, that such
counsel shall be entitled to state that it does not
assume any responsibility for the accuracy,
completeness or fairness of the Proxy Statement; (f)
to the knowledge of such counsel, there is no legal,
administrative or governmental proceeding,
investigation, order, decree or judgment of any court
or governmental body, only insofar as they relate to
the Acquired Fund or its assets or properties,
pending, threatened or otherwise existing on or before
the effective date of the N-14 Registration Statement
or the Closing Date, which is required to be described
in the N-14 Registration Statement or to be filed as
an exhibit to the N-14 Registration Statement which is
not described or filed as required or which materially
and adversely affects the Acquired Fund's business;
and (g) the Acquired Fund is registered as an
investment company under the 1940 Act, and, to the
knowledge of such counsel, its registration with the
Commission as an investment company under the 1940 Act
is in full force and effect.
      With respect to all matters of Maryland law, such
counsel shall be entitled to state that they have
relied upon the opinion of Venable LLP and that their
opinion is subject to the same assumptions,
qualifications and limitations with respect to such
matters as are contained in the opinion of Venable
LLP.
      In this paragraph 7.4, references to the Proxy
Statement include and relate only to the text of such
Proxy Statement and not, except as specifically stated
above, to any exhibits or attachments thereto or to
any documents incorporated by reference therein.
      e)  The Acquiring Fund shall have received from
PricewaterhouseCoopers LLP a letter addressed to the
Acquiring Fund, dated as of the effective date of the
N-14 Registration Statement in form and substance
satisfactory to the Acquiring Fund, to the effect
that:
      They are independent public accountants with
respect to the Acquired Fund within the meaning of the
1933 Act and the applicable regulations thereunder;
      In their opinion, the financial statements and
financial highlights of the Acquired Fund included or
incorporated by reference in the N-14 Registration
Statement and reported on by them comply as to form in
all material aspects with the applicable accounting
requirements of the 1933 Act and the rules and
regulations thereunder; and
      On the basis of limited procedures agreed upon by
the Acquiring Fund and the Acquired Fund and described
in such letter (but not an examination in accordance
with generally accepted auditing standards), specified
information relating to the Acquired Fund appearing in
the N-14 Registration Statement and the Proxy
Statement has been obtained from the accounting
records of the Acquired Fund or from schedules
prepared by officers of the Acquired Fund having
responsibility for financial and reporting matters and
such information is in agreement with such records,
schedules or computations made therefrom.
      f)  The Acquired Fund shall have delivered to the
Acquiring Fund, pursuant to paragraph 4.1(f), copies
of financial statements of the Acquired Fund as of and
for the fiscal year ended October 31, 2009.
      g)  The Acquiring Fund shall have received from
PricewaterhouseCoopers LLP a letter addressed to the
Acquiring Fund and dated as of the Closing Date
stating that, as of a date no more than three (3)
business days prior to the Closing Date,
PricewaterhouseCoopers LLP performed limited
procedures and that on the basis of those procedures
it confirmed the matters set forth in paragraph 7.5.
      8.	Further Conditions Precedent to Obligations
of the Acquiring Fund and the Acquired Fund
      If any of the conditions set forth below do not
exist on or before the Closing Date with respect to
the Acquiring Fund, the Acquired Fund shall, and if any
of such conditions do not exist on or before the
Closing Date with respect to the Acquired Fund, the
Acquiring Fund shall, at their respective option, not
be required to consummate the transactions
contemplated by this Agreement.
      a)  The Agreement and the transactions
contemplated herein shall have been approved by the
requisite vote of the holders of the outstanding shares
of common stock of the Acquired Fund in accordance
with the provisions of the Acquired Fund's Charter, as
amended, and applicable law and certified copies of
the votes evidencing such approval shall have been
delivered to the Acquiring Fund.
      b)  The Board of Directors of the Acquired Fund,
including a majority of the directors who are not
"interested persons" of the Acquired Fund (as defined
by the 1940 Act), shall have determined that this
Agreement and the transactions contemplated hereby are
in the best interests of the Acquired Fund and that
the interests of the shareholders in the Acquired Fund
would not be diluted as a result of such transactions.
      c)  The Board of Directors of the Acquiring Fund,
including a majority of the directors who are not
"interested persons" of the Acquiring Fund (as defined
by the 1940 Act), shall have determined that this
Agreement and the transactions contemplated hereby are
in the best interests of the Acquiring Fund and that
the interests of the shareholders in the Acquiring
Fund would not be diluted as a result of such
transactions.
      d)  On the Closing Date no action, suit or other
proceeding shall be pending before any court or
governmental agency in which it is sought to restrain
or prohibit, or obtain damages or other relief in
connection with, this Agreement or the transactions
contemplated herein.
      e)  All consents of other parties and all other
consents, orders and permits of federal, state and
local regulatory authorities (including those of the
Commission and of state blue sky and securities
authorities, including "no-action" positions of and
exemptive orders from such federal and state
authorities) deemed necessary by the Acquired Fund or
the Acquiring Fund to permit consummation, in all
material respects, of the transactions contemplated
hereby shall have been obtained, except where failure
to obtain any such consent, order or permit would not
involve a risk of a material adverse effect on the
assets or properties of the Acquired Fund or the
Acquiring Fund, provided that either party hereto may
for itself waive any of such conditions.
      f)  The N-14 Registration Statement and the
prospectuses and statement of additional information
filed as part of the Acquiring Fund's registration
statement on Form N-1A shall each have become or be
effective under the 1933 Act and no stop orders
suspending the effectiveness thereof shall have been
issued and, to the best knowledge of the parties
hereto, no investigation or proceeding for that
purpose shall have been instituted or be pending,
threatened or contemplated under the 1933 Act.
      g)  The Acquired Fund and the Acquiring Fund shall
have received on the Closing Date an opinion of
Willkie Farr & Gallagher LLP, addressed to, and in
form and substance reasonably satisfactory to, the
Acquired Fund and the Acquiring Fund and dated as of
the Closing Date, substantially to the effect that for
U.S. federal income tax purposes:
      The acquisition by the Acquiring Fund of all of
the assets of the Acquired Fund solely in exchange for
the Acquiring Fund Shares and the assumption by the
Acquiring Fund of the liabilities of the Acquired
Fund, followed by the distribution by the Acquired
Fund of such Acquiring Fund Shares to shareholders of
the Acquired Fund in complete liquidation of the
Acquired Fund, all pursuant to the Agreement, will
constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and
the Acquired Fund will each be a "party to a
reorganization" within the meaning of Section 368(b)
of the Code;
      Under Sections 361 and 357(a) of the Code, the
Acquired Fund will not recognize gain or loss upon the
transfer of its assets to Acquiring Fund in exchange
for Acquiring Fund Shares and the assumption of all of
Acquired Fund's liabilities, and the Acquired Fund
will not recognize gain or loss upon the distribution
of the Acquiring Fund Shares to the Acquired Fund's
shareholders in liquidation of the Acquired Fund,
except for (A) any gain or loss that may be recognized
on "section 1256 contracts" as defined in Section
1256(b) of the Code as a result of the closing of the
tax year of the Acquired Fund, (B) any gain that may
be recognized on the transfer of stock in a "passive
foreign investment company" as defined in Section
1297(a) of the Code, and (C) any other gain or loss
that may be required to be recognized as a result of
the closing of the tax year of the Acquired Fund;
      Under Section 354 of the Code, shareholders of the
Acquired Fund will not recognize gain or loss on the
receipt of Acquiring Fund Shares solely in exchange
for their Acquired Fund shares;
      Under Section 358 of the Code, the aggregate tax
basis of the Acquiring Fund Shares received by each of
the Acquired Fund's shareholders pursuant to the
Reorganization will be the same as the aggregate tax
basis of the Acquired Fund Shares exchanged therefor;
      Under Section 1223(1) of the Code, the holding
period of the Acquiring Fund Shares to be received by
each Acquired Fund shareholder will include the period
during which the Acquired Fund Shares exchanged
therefor were held by such shareholder, provided that
the shareholder held the Acquired Fund Shares at the
time of the Reorganization as capital assets;
      Under Section 1223(1) of the Code, the holding
period of the Acquiring Fund Shares to be received by
each Acquired Fund shareholder will include the period
during which the Acquired Fund Shares exchanged
therefor were held by such shareholder, provided that
the shareholder held the Acquired Fund Shares at the
time of the Reorganization as capital assets;
      Under Section 362(b) of the Code, the basis of the
assets of the Acquired Fund transferred to the
Acquiring Fund in the Reorganization will be the same
in the hands of Acquiring Fund as the basis of such
assets in the hands of Acquired Fund immediately prior
to the transfer, increased by the amount of gain (or
decreased by the amount of loss), if any, recognized
by the Acquired Fund upon the transfer; and
      Under Section 1223(2) of the Code, the holding
period of the assets of the Acquired Fund in the hands
of the Acquiring Fund will include the period during
which those assets were held by the Acquired Fund,
except for any assets which may be marked to market
for federal income taxes on the termination of the
Acquired Fund's taxable year or on which gain was
recognized upon the transfer to the Acquiring Fund.
      Notwithstanding anything herein to the contrary,
neither the Acquiring Fund nor the Acquired Fund may
waive the conditions set forth in this paragraph 8.7.
      9.	Brokerage Fees and Expenses; Other
Agreements
      a)  Each Fund represents and warrants that there
are no brokers or finders or other entities to receive
any payments in connection with the transactions
provided for herein.
      b)  Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly
related to the transactions contemplated by this
Agreement (determined in accordance with the
guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses,
damages and other expenses not normally associated
with transactions of the type contemplated by this
Agreement).  These expenses consist of: (i) expenses
associated with preparing this Agreement, the N-14
Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this
Agreement and the transactions contemplated thereby;
(ii) expenses associated with preparing and filing the
N-14 Registration Statement covering the Acquiring
Fund Shares to be issued in the Reorganization insofar
as they relate to approval of this Agreement and the
transactions contemplated thereby; (iii) registration
or qualification fees and expenses of preparing and
filing such forms, if any, necessary under applicable
state securities laws to qualify the Acquiring Fund
Shares to be issued in connection with the
Reorganization; (iv) postage, printing, accounting
fees and legal fees incurred by the Acquiring Fund and
by the Acquired Fund in connection with the
transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the
shareholders meeting referred to in clause (i) above
and paragraph 5.2 hereof insofar as they relate to
approval of this Agreement and the transactions
contemplated thereby; and (vi) any other reasonable
Reorganization expenses.  Notwithstanding any of the
foregoing, expenses will in any event be paid by the
party directly incurring such expenses if and to the
extent that the payment by another person of such
expenses would result in the disqualification of such
party as a "regulated investment company" within the
meaning of Section 851 of the Code or would prevent
the Reorganization from qualifying as a tax-free
reorganization.
      c)  Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Fund
under this Agreement, or in connection with the
transactions contemplated herein with respect to such
Fund, shall be discharged only out of the assets of
such Fund.
      10.	Entire Agreement; Survival of Warranties
      a)  The Acquired Fund and the Acquiring Fund,
agree that neither party has not made any
representation, warranty or covenant not set forth
herein and that this Agreement constitutes the entire
agreement.
      b)  The representations, warranties and covenants
contained in this Agreement or in any document
delivered pursuant hereto or in connection herewith
shall survive the consummation of the transactions
contemplated hereunder.
      11.	Termination
      a)  This Agreement may be terminated at any time
at or prior to the Closing Date by: (1) mutual
agreement of the Acquired Fund and the Acquiring Fund;
(2) the Acquired Fund in the event the Acquiring Fund
shall, or the Acquiring Fund, in the event the
Acquired Fund shall, materially breach any
representation, warranty or agreement contained herein
to be performed at or prior to the Closing Date; or
(3) the Acquired Fund or the Acquiring Fund in the
event a condition herein expressed to be precedent to
the obligations of the terminating party or parties
has not been met and it reasonably appears that it
will not or cannot be met within a reasonable time.
      b)  In the event of any such termination, there
shall be no liability for damages on the part of
either the Acquiring Fund or the Acquired Fund, or
their respective Directors, Trustees or officers, to
the other party or parties.
      12.	Amendments
      This Agreement may be amended, modified or
supplemented in writing in such manner as may be
mutually agreed upon by the authorized officers of the
Acquired Fund and the Acquiring Fund; provided,
however, that following the meeting of the Acquired
Fund's shareholders called by the Acquired Fund
pursuant to paragraph 5.2 of this Agreement no such
amendment may have the effect of changing the
provisions for determining the number of the Acquiring
Fund Shares to be issued to the Acquired Fund's
Shareholders under this Agreement to the detriment of
such shareholders without their further approval.
      13.	Notices
      a)  Any notice, report, statement or demand
required or permitted by any provisions of this
Agreement shall be in writing and shall be given by
prepaid telegraph, telecopy or certified mail
addressed to the Acquiring Fund at:
      Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp
      or to the Acquired Fund at:
      Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp
      14.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
      a)  The article and paragraph headings contained
in this Agreement are for reference purposes only and
shall not affect in any way the meaning or
interpretation of this Agreement.
      b)  This Agreement may be executed in any number
of counterparts, each of which shall be deemed an
original.
      c)  This Agreement shall be governed by and
construed in accordance with the laws of the State of
New York.
      d)  This Agreement shall bind and inure to the
benefit of the parties hereto and their respective
successors and assigns, but no assignment or transfer
hereof or of any rights or obligations hereunder shall
be made by any party without the written consent of
the other party.  Except as provided in Section 5.7,
nothing herein expressed or implied is intended or
shall be construed to confer upon or give any person,
firm or corporation, other than the parties hereto and
their respective successors and assigns, any rights or
remedies under or by reason of this Agreement.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman,
President or Vice President and attested to by its
Secretary or Assistant Secretary.
      CREDIT SUISSE MID-
CAP CORE FUND, INC.
      By:  /s/Michael A.
Pignataro
      Name: Michael A.
Pignataro
Title:   Chief
Financial Officer
      Attestation By:
/s/Karen Regan
      Name:
Karen Regan
Title:
Assistant
Secretary
      CREDIT SUISSE LARGE
CAP BLEND FUND, INC.

      By:  /s/Michael A.
Pignataro
      Name: Michael A.
Pignataro
Title:    Chief
Financial Officer
      Attestation By:
/s/Karen Regan
      Name:
Karen Regan
Title:
Assistant
Secretary
      Solely with respect to paragraphs 4.3, 5.9 and 9.2
hereof:
      CREDIT SUISSE ASSET
MANAGEMENT, LLC
      By:  /s/John G. Popp
      Name:	John G.
Popp
Title:	Authorized
Signatory
      Attestation By:
/s/Karen Regan
      Name:
	Karen
Regan
Title:	Vice
President


AGREEMENT AND PLAN OF REORGANIZATION
      THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 14th day of July, 2010,
by and among Credit Suisse Large Cap Growth Fund, a
Massachusetts business trust (the "Acquired Fund"),
Credit Suisse Large Cap Blend Fund, Inc., a Maryland
corporation (the "Acquiring Fund," and together with
the Acquired Fund, the "Funds"), and, solely for
purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit
Suisse Asset Management, LLC, a limited liability
company organized under the laws of the State of
Delaware ("Credit Suisse").
      This Agreement is intended to be and is adopted as
a plan of reorganization within the meaning of Section
368(a) of the Internal Revenue Code of 1986, as
amended (the "Code").  The reorganization of the
Acquired Fund (the "Reorganization") will consist of
the transfer of all of the assets of the Acquired Fund
in exchange solely for Class A, Class B, Class C and
Common Class shares (collectively, the "Shares") of
the Acquiring Fund and the assumption by the Acquiring
Fund of all of the liabilities of the Acquired Fund,
and the distribution, on or after the Closing Date
hereinafter referred to, of Shares of the Acquiring
Fund ("Acquiring Fund Shares") to the shareholders of
the Acquired Fund in liquidation of the Acquired Fund
as provided herein, all upon the terms and conditions
hereinafter set forth in this Agreement.
      WHEREAS, the Board of Trustees of the Acquired
Fund has determined that the exchange of all of the
assets of the Acquired Fund for Acquiring Fund Shares
and the assumption of the liabilities of the Acquired
Fund by the Acquiring Fund is in the best interests of
the Acquired Fund and that the interests of the
existing shareholders of the Acquired Fund would not
be diluted as a result of this transaction; and
      WHEREAS, the Board of Directors of the Acquiring
Fund has determined that the exchange of all of the
assets of the Acquired Fund for Acquiring Fund Shares
is in the best interests of the Acquiring Fund's
shareholders and that the interests of the existing
shareholders of the Acquiring Fund would not be
diluted as a result of this transaction.
      NOW, THEREFORE, in consideration of the premises
and of the covenants and agreements hereinafter set
forth, the parties hereto covenant and agree as
follows:
      1.	Transfer of Assets of the Acquired Fund in
Exchange for Acquiring Fund Shares and Assumption of
the Acquired Fund's Liabilities and Liquidation of the
Acquired Fund
      a)  Subject to the terms and conditions herein set
forth and on the basis of the representations and
warranties contained herein, the Acquired Fund agrees
to transfer its assets as set forth in paragraph 1.2 to
the Acquiring Fund, and the Acquiring Fund agrees in
exchange therefor:  (i) to deliver to the Acquired
Fund the number of full and fractional shares of each
corresponding class of the Acquiring Fund, determined
by dividing the value of the Acquired Fund's net assets
attributable to each share class of the Acquired Fund,
computed in the manner and as of the time and date set
forth in paragraph 2.1, by the net asset value of one
Acquiring Fund Share of the corresponding class (as set
forth below); and (ii) to assume the liabilities of the
Acquired Fund, as set forth in paragraph 1.3.  Such
transactions shall take place at the closing provided
for in paragraph 3.1 (the "Closing").
      The classes of shares of the Acquiring Fund
correspond to the classes of shares of the Acquired
Fund as follows: Class A shares of the Acquiring Fund
correspond to Class A shares of the Acquired Fund;
Class B shares of the Acquiring Fund correspond to
Class B shares of the Acquired Fund; Class C shares of
the Acquiring Fund correspond to Class C shares of the
Acquired Fund; Class A shares of the Acquiring Fund
correspond to Advisor Class shares of the Acquired
Fund, and Common Class shares of the Acquiring Fund
correspond to Common Class shares of the Acquired
Fund.
      b)   The assets of the Acquired Fund to be acquired
by the Acquiring Fund shall consist of all property
including, without limitation, all cash, securities
and dividend or interest receivables that are owned by
or owed to the Acquired Fund and any deferred or
prepaid expenses shown as an asset on the books of the
Acquired Fund on the Closing date provided in
paragraph 3.1 (the "Closing Date").
      The Acquired Fund has provided the Acquiring Fund
with a list of all of the Acquired Fund's assets as of
the date of execution of this Agreement.  The Acquired
Fund reserves the right to sell any of these securities
but will not, without the prior approval of the
Acquiring Fund, acquire any additional securities
other than securities of the type in which the
Acquiring Fund is permitted to invest.  The Acquired
Fund will, within a reasonable time prior to the
Closing Date, furnish the Acquiring Fund with a list
of the securities, if any, on the Acquired Fund's list
referred to in the first sentence of this paragraph
which do not conform to the Acquiring Fund's investment
objective, policies and restrictions.  In the event
that the Acquired Fund holds any investments which the
Acquiring Fund may not hold, the Acquired Fund will
dispose of such securities prior to the Closing Date.
In addition, if it is determined that the portfolios of
the Acquired Fund and the Acquiring Fund, when
aggregated, would contain investments exceeding
certain percentage limitations imposed upon the
Acquiring Fund with respect to such investments, the
Acquired Fund, if requested by the Acquiring Fund,
will dispose of and/or reinvest a sufficient amount of
such investments as may be necessary to avoid
violating such limitations as of the Closing Date.
      c)  The Acquired Fund will endeavor to discharge
all of the known liabilities and obligations of the
Acquired Fund prior to the Closing Date, other than
those liabilities and obligations which would
otherwise be discharged at a later date in the
ordinary course of business.  The Acquiring Fund shall
assume all liabilities, expenses, costs, charges and
reserves, including those liabilities reflected on an
unaudited statement of assets and liabilities of the
Acquired Fund prepared by State Street Bank and Trust
Company ("State Street"), the accounting agent of each
Fund, as of the Valuation Date (as defined in
paragraph 2.1), in accordance with generally accepted
accounting principles consistently applied from the
prior audited period.  The Acquiring Fund shall also
assume any liabilities, expenses, costs or charges
incurred by or on behalf of the Acquired Fund
specifically arising from or relating to the
operations and/or transactions of the Acquired Fund
prior to and including the Closing Date but which are
not reflected on the above-mentioned statement of
assets and liabilities, including any liabilities,
expenses, costs or charges arising under paragraph 5.7
hereof.
      d)  As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the
Acquired Fund will liquidate and distribute pro rata to
the Acquired Fund's shareholders of record determined
as of the close of business on the Closing Date (the
"Acquired Fund Shareholders") the Acquiring Fund Shares
it receives pursuant to paragraph 1.1.  Such
liquidation and distribution will be accomplished by
the transfer of the Acquiring Fund Shares then
credited to the account of the Acquired Fund on the
books of the Acquiring Fund to open accounts on the
share records of the Acquiring Fund in the name of the
Acquired Fund's shareholders representing the
respective pro rata number of each class of Acquiring
Fund Shares due Acquired Fund Shareholders holding the
corresponding class of the Acquired Fund's shares.
All issued and outstanding shares of the Acquired Fund
will simultaneously be redeemed and canceled on the
books of the Acquired Fund, although any share
certificates representing interests in the Acquired
Fund will represent a number of Acquiring Fund Shares
after the Closing Date as determined in accordance with
Section 2.2.  The Acquiring Fund shall not issue
certificates representing the Acquiring Fund Shares in
connection with such exchange.
      e)  Ownership of Acquiring Fund Shares will be
shown on the books of the Acquiring Fund's transfer
agent.  Shares of the Acquiring Fund will be issued in
the manner described in the Acquiring Fund's current
prospectuses and statement of additional information.
      f)  Any transfer taxes payable upon issuance of
the Acquiring Fund Shares in a name other than the
registered holder of the Acquired Fund Shares on the
books of the Acquired Fund as of that time shall, as a
condition of such issuance and transfer, be paid by
the person to whom such Acquiring Fund Shares are to
be issued and transferred.
      g)  Any reporting responsibility of the Acquired
Fund is and shall remain the responsibility of the
Acquired Fund up to and including the Closing Date and
such later date on which the Acquired Fund is
terminated.
      2.	Valuation
      a)  The value of the Acquired Fund's assets to be
acquired hereunder shall be the value of such assets
computed as of the close of regular trading on The New
York Stock Exchange LLC (the "NYSE") on the Closing
Date (such time and date being hereinafter called the
"Valuation Date"), using the valuation procedures set
forth in the Acquiring Fund's then current prospectuses
or statement of additional information.
      b)  The number of Shares of the Acquiring Fund to
be issued (including fractional shares, if any) in
exchange for shares of beneficial interest of the
Acquired Fund shall be determined by dividing the
value of the net assets of the Acquired Fund
attributable to its shares of beneficial interest
determined using the same valuation procedures referred
to in paragraph 2.1 by the net asset value per Share of
the Acquiring Fund computed as of the close of regular
trading on the NYSE on the Closing Date, using the
valuation procedures set forth in the Acquiring Fund's
then current prospectuses or statement of additional
information.
      c)  All computations of value with respect to the
Acquiring Fund and the Acquired Fund shall be made by
State Street in accordance with its regular practice as
pricing agent for the Acquiring Fund.
      3.	Closing and Closing Date
      a)  The Closing Date for the Reorganization shall
be September 17, 2010, or such other date as the
parties to such Reorganization may agree to in
writing.  All acts taking place at the Closing shall
be deemed to take place simultaneously as of the close
of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of
9:00 a.m., at the offices of Credit Suisse or at such
other time and/or place as the parties may agree.
      b)  State Street Bank and Trust Company, the
custodian for the Acquiring Fund, shall deliver as
soon as practicable after the Closing a certificate of
an authorized officer stating that: (a) the Acquired
Fund's portfolio securities, cash and any other assets
have been delivered in proper form to the Acquiring
Fund on the Closing Date and (b) all necessary taxes,
including all applicable federal and state stock
transfer stamps, if any, have been paid, or provision
for payment has been made, in conjunction with the
delivery of portfolio securities.
      c)  In the event that on the Valuation Date (a)
the NYSE or another primary trading market for
portfolio securities of the Acquiring Fund or the
Acquired Fund shall be closed to trading or trading
thereon shall be restricted or (b) trading or the
reporting of trading on the NYSE or elsewhere shall be
disrupted so that accurate appraisal of the value of
the net assets of the Acquiring Fund or the Acquired
Fund is impracticable, the Closing Date shall be
postponed until the first business day after the day
when trading shall have been fully resumed and
reporting shall have been restored.
      d)  The Acquired Fund shall deliver at the Closing
a list of the names and addresses of the Acquired
Fund's shareholders and the number and class of
outstanding Shares owned by each such shareholder
immediately prior to the Closing or provide such
information to the Acquiring Fund's transfer agent.
The Acquiring Fund shall issue and deliver a
confirmation evidencing the Acquiring Fund Shares to
be credited to the Acquired Fund's account on the
Closing Date to the Secretary of the Acquired Fund or
provide evidence satisfactory to the Acquired Fund
that such Acquiring Fund Shares have been credited to
the Acquired Fund's account on the books of the
Acquiring Fund.  At the Closing, the Acquired Fund and
the Acquiring Fund shall deliver to counsel any bills
of sale, checks, assignments, share certificates, if
any, receipts or other documents as counsel may
request.
      4.	Representations and Warranties
      a)  The Acquired Fund represents and warrants
that:
      The Acquired Fund is a Massachusetts business
trust duly organized, validly existing and in good
standing under the laws of the Commonwealth of
Massachusetts;
      The Acquired Fund is not, and the execution,
delivery and performance of this Agreement by the
Acquired Fund will not result, in violation of the
Acquired Fund's Declaration of Trust or By-Laws, each
as amended, or any material agreement, indenture,
instrument, contract, lease or other undertaking to
which the Acquired Fund is a party or by which the
Acquired Fund or its property are bound;
      There are no contracts or other commitments (other
than this Agreement) of the Acquired Fund which will be
terminated with liability to the Acquired Fund prior to
the Closing Date;
      The Acquired Fund is a registered investment
company classified as a management company of the
open-end type and its registration with the Securities
and Exchange Commission (the "Commission") as an
investment company under the Investment Company Act of
1940, as amended (the "1940 Act"), is in full force
and effect;
      No litigation or administrative proceeding or
investigation of or before any court or governmental
body is presently pending or to its knowledge
threatened against the Acquired Fund or any of its
properties or assets which, if adversely determined,
would materially and adversely affect its financial
condition or the conduct of its business.  The
Acquired Fund knows of no facts which might form the
basis for the institution of such proceedings and is
not a party to or subject to the provisions of any
order, decree or judgment of any court or governmental
body which materially and adversely affects its
business or its ability to consummate the transactions
contemplated herein;
      The Statements of Assets and Liabilities of the
Acquired Fund as of  October 31, 2009, the Schedule of
Investments and the related Statement of Operations
for the year then ended, the Statement of Changes in
Net Assets for each of the two years in the period then
ended and the Financial Highlights for each of the five
years in the period then ended, have been audited by
PricewaterhouseCoopers LLP, an independent registered
public accounting firm, and are in accordance with
generally accepted accounting principles consistently
applied, and such statements (copies of which have
been furnished to the Acquiring Fund) fairly reflect
the financial condition of the Acquired Fund as of such
dates.  The unaudited financial statements of the
Acquired Fund for the six months ended April 30, 2010
have been prepared in accordance with generally
accepted accounting principles consistently applied,
and such statements (copies of which have been
furnished to the Acquiring Fund) fairly reflect the
financial condition of the Acquired Fund as of such
date, and there are no known contingent liabilities of
the Acquired Fund as of April 30, 2010 that are not
disclosed therein.
      Since October 31, 2009 and April 30, 2010, there
has not been any material adverse change in the
Acquired Fund's financial condition, assets,
liabilities or business other than changes occurring in
the ordinary course of business, or any incurrence by
the Acquired Fund of indebtedness maturing more than
one year from the date such indebtedness was incurred.
For purposes of this subsection (g), a decline in net
asset value per share of the Acquired Fund due to
declines in market values of securities in the
Acquired Fund's portfolio, the discharge of Acquired
Fund liabilities, or the redemption of Acquired Fund
Shares by Acquired Fund shareholders shall not
constitute a material adverse change;
      At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including
extensions, of the Acquired Fund required by law to
have been filed by such dates shall have been filed
and are or will be correct in all material respects,
and all federal and other taxes shall have been paid
so far as due, or provision shall have been made for
the payment thereof and, to the best of the Acquired
Fund's knowledge, no such return is currently under
audit and no assessment has been asserted with respect
to such returns;
      (i) For each taxable year of its operation
(including the taxable year ending on the Closing
Date), the Acquired Fund has met the requirements of
Subchapter M of the Code for qualification as a
regulated investment company and has elected to be
treated as such and has been eligible to and has
computed its federal income tax under Section 852 of
the Code and (ii) the Acquired Fund will have
distributed all of its investment company taxable
income and net capital gain (as defined in the Code)
that has accrued through the Closing Date;
      All of the issued and outstanding shares of
beneficial interest of each class of the Acquired Fund
are, and at the Closing Date will be, duly and validly
issued and outstanding, fully paid and non-assessable
by the Acquired Fund.  All of the issued and
outstanding shares of beneficial interest of the
Acquired Fund will, at the time of Closing, be held by
the persons and in the amounts set forth in the
records of the transfer agent as provided in paragraph
3.4.  The Acquired Fund does not have outstanding any
options, warrants or other rights to subscribe for or
purchase any of its shares, nor is there outstanding
any security convertible into any of its shares;
      At the Closing Date, (i) the Acquired Fund will
have good and marketable title to the Acquired Fund's
assets to be transferred to the Acquiring Fund
pursuant to paragraph 1.2 and full right, power and
authority to sell, assign, transfer and deliver such
assets hereunder.  Upon delivery and payment for such
assets, the Acquiring Fund will acquire good and
marketable title thereto, subject to no restrictions
on the full transfer thereof, except such restrictions
as might arise under the Securities Act of 1933, as
amended (the "1933 Act"), and the 1940 Act with respect
to privately placed or otherwise restricted securities
that the Acquired Fund may have acquired in the
ordinary course of business and of which the Acquiring
Fund has received notice and necessary documentation
at or prior to the Closing;
      The execution, delivery and performance of this
Agreement has been duly authorized by all necessary
actions on the part of the Acquired Fund's Board of
Trustees, and subject to the approval of the Acquired
Fund's shareholders, this Agreement will constitute a
valid and binding obligation of the Acquired Fund
enforceable in accordance with its terms, subject to
the effect of bankruptcy, insolvency, fraudulent
conveyance, reorganization, moratorium and other laws
relating to or affecting creditors' rights and to
general equity principles;
      The information to be furnished by the Acquired
Fund for use in applications for orders, registration
statements or proxy materials or for use in any other
document filed or to be filed with any federal, state
or local regulatory authority (including the Financial
Industry Regulatory Authority ("FINRA")), which may be
necessary in connection with the transactions
contemplated hereby, shall be accurate and complete in
all material respects and shall comply in all material
respects with federal securities and other laws and
regulations applicable thereto;
      The current prospectuses and statement of
additional information of the Acquired Fund on Form N-
1A conform in all material respects to the applicable
requirements of the 1933 Act and the 1940 Act and the
rules and regulations of the Commission thereunder and
do not include any untrue statement of a material fact
or omit to state any material fact required to be
stated therein or necessary to make the statements
therein, in light of the circumstances under which
they were made, not materially misleading; and
      Insofar as the following relate to the Acquired
Fund, the registration statement filed by the
Acquiring Fund on Form N-14 relating to Acquiring Fund
Shares that will be registered with the Commission
pursuant to this Agreement, which, without limitation,
shall include a proxy statement of the Acquired Fund
(the "Proxy Statement") and the prospectus of the
Acquiring Fund with respect to the transactions
contemplated by this Agreement, and any supplement or
amendment thereto, and the documents contained or
incorporated therein by reference (the "N-14
Registration Statement"), on the effective date of the
N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the
Valuation Date and on the Closing Date: (i) shall
comply in all material respects with the provisions of
the 1933 Act, the Securities Exchange Act of 1934 (the
"1934 Act") and the 1940 Act and the rules and
regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or
omit to state a material fact required to be stated
therein or necessary to make the statements therein
not misleading; provided, however, that the
representations and warranties in this section shall
not apply to statements in or omissions from the Proxy
Statement and the N-14 Registration Statement made in
reliance upon and in conformity with information that
was furnished or should have been furnished by the
Acquiring Fund for use therein.
      b)  The Acquiring Fund represents and
warrants that:
      The Acquiring Fund is a Maryland corporation, duly
organized, validly existing and in good standing under
the laws of the State of Maryland;
      The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement by the
Acquiring Fund will not result, in violation of the
Acquiring Fund's Charter or By-Laws, each as amended,
or any material agreement, indenture, instrument,
contract, lease or other undertaking to which the
Acquiring Fund is a party or by which the Acquiring
Fund or its property are bound;
      The Acquiring Fund is a registered investment
company classified as a management company of the
open-end type and its registration with the Commission
as an investment company under the 1940 Act is in full
force and effect;
      No litigation or administrative proceeding or
investigation of or before any court or governmental
body is presently pending or to its knowledge
threatened against the Acquiring Fund or any of its
properties or assets which, if adversely determined,
would materially and adversely affect its financial
condition or the conduct of its business.  The
Acquiring Fund knows of no facts which might form the
basis for the institution of such proceedings and is
not a party to or subject to the provisions of any
order, decree or judgment of any court or governmental
body which materially and adversely affects its
business or its ability to consummate the transactions
contemplated herein;
      Since December 31, 2009 and June 30, 2010, there
has not been any material adverse change in the
Acquiring Fund's financial condition, assets,
liabilities or business other than changes occurring in
the ordinary course of business, or any incurrence by
the Acquiring Fund of indebtedness maturing more than
one year from the date such indebtedness was incurred.
For purposes of this subsection (e), a decline in net
asset value per share of the Acquiring Fund due to
declines in market values of securities in the
Acquiring Fund's portfolio, the discharge of Acquiring
Fund liabilities, or the redemption of Acquiring Fund
shares by Acquiring Fund shareholders shall not
constitute a material adverse change;
      At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including
extensions, of the Acquiring Fund required by law to
have been filed by such dates shall have been filed
and are or will be correct in all material respects,
and all federal and other taxes shall have been paid
so far as due, or provision shall have been made for
the payment thereof and, to the best of the Acquiring
Fund's knowledge, no such return is currently under
audit and no assessment has been asserted with respect
to such returns;
      (i) For each taxable year of its operation
(including the taxable year ending on the Closing
Date), the Acquiring Fund has met the requirements of
Subchapter M of the Code for qualification as a
regulated investment company and has elected to be
treated as such and has been eligible to and has
computed its federal income tax under Section 852 of
the Code and (ii) the Acquiring Fund will have
distributed all of its investment company taxable
income and net capital gain (as defined in the Code)
that has accrued for the taxable year including the
Closing Date;
      At the date hereof, all issued and outstanding
Acquiring Fund Shares are, and at the Closing Date
will be, duly and validly issued and outstanding,
fully paid and non-assessable, with no personal
liability attaching to the ownership thereof.  The
Acquiring Fund does not have outstanding any options,
warrants or other rights to subscribe for or purchase
any of its shares, nor is there outstanding any
security convertible into any of its shares;
      The execution, delivery and performance of this
Agreement has been duly authorized by all necessary
actions on the part of the Acquiring Fund's Board of
Directors, and this Agreement will constitute a valid
and binding obligation of the Acquiring Fund
enforceable in accordance with its terms, subject to
the effect of bankruptcy, insolvency, fraudulent
conveyance, reorganization, moratorium and other laws
relating to or affecting creditors' rights and to
general equity principles;
      The Acquiring Fund Shares to be issued and
delivered to the Acquired Fund, for the account of the
Acquired Fund's shareholders, pursuant to the terms of
this Agreement, will at the Closing date have been
duly authorized and when so issued and delivered, will
be duly and validly issued Acquiring Fund Shares, and
will be fully paid and non-assessable with no personal
liability attaching to the ownership thereof;
      At the Closing Date, the Acquiring Fund will have
good and marketable title to its assets;
      The information to be furnished by the Acquiring
Fund for use in applications for orders, registration
statements or proxy materials or for use in any other
document filed or to be filed with any federal, state
or local regulatory authority (including FINRA), which
may be necessary in connection with the transactions
contemplated hereby, shall be accurate and complete in
all material respects and shall comply in all material
respects with federal securities and other laws and
regulations applicable thereto;
      The current prospectuses and statement of
additional information of the Acquiring Fund on Form
N-1A conform in all material respects to the
applicable requirements of the 1933 Act and the 1940
Act and the rules and regulations of the Commission
thereunder and do not include any untrue statement of a
material fact or omit to state any material fact
required to be stated therein or necessary to make the
statements therein, in light of the circumstances
under which they were made, not materially misleading;
      Insofar as the following relate to the Acquiring
Fund, the N-14 Registration Statement, on the
effective date of the N-14 Registration Statement, at
the time of any shareholders' meeting referred to
herein, on the Valuation Date and on the Closing Date:
(i) shall comply in all material respects with the
provisions of the 1933 Act, the 1934 Act and the 1940
Act and the rules and regulations under those Acts,
and (ii) shall not contain any untrue statement of a
material fact or omit to state a material fact
required to be stated therein or necessary to make the
statements therein not misleading; provided, however,
that the representations and warranties in this
section shall not apply to statements in or omissions
from the Proxy Statement and the N-14 Registration
Statement made in reliance upon and in conformity with
information that was furnished or should have been
furnished by the Acquired Fund for use therein; and
      The Acquiring Fund agrees to use all reasonable
efforts to obtain the approvals and authorizations
required by the 1933 Act, the 1940 Act and such of the
state Blue Sky or securities laws as it may deem
appropriate in order to continue its operations after
the Closing Date.
      c)  Credit Suisse represents and warrants to the
Acquiring Fund as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or
proceedings pending against the Acquired Fund, and
(ii) there are no claims, actions, suits or
proceedings threatened, or circumstances that have
been identified by the Management Committee of Credit
Suisse and the Secretary thereof as reasonably likely
to give rise to any claims, actions, suits or
proceedings against the Acquired Fund that would
materially adversely affect the Acquired Fund or its
assets or business, other than those disclosed in
writing to and accepted by the Acquiring Fund.
      5.	Covenants of the Acquired Fund and the
Acquiring Fund
      a)  The Acquiring Fund and the Acquired Fund will
operate their respective businesses in the ordinary
course between the date hereof and the Closing Date.
It is understood that such ordinary course of business
will include the declaration and payment of customary
dividends and distributions.
      b)  The Acquired Fund will call a meeting of the
shareholders of the Acquired Fund to consider and act
upon this Agreement and to take all other actions
necessary to obtain approval of the transactions
contemplated herein.
      c)  The Acquired Fund covenants that (i) the
Acquiring Fund Shares to be issued hereunder are not
being acquired for the purpose of making any
distribution thereof other than in accordance with the
terms of this Agreement; (ii) to the best of the
knowledge of the Acquired Fund, there is no plan or
intention by Acquired Fund's Shareholders to sell,
exchange or otherwise dispose of a number of Acquired
Fund Shares (or Acquiring Fund Shares received in the
Reorganization), in connection with the
Reorganization, that would reduce the Acquired Fund
Shareholders' ownership of Acquired Fund Shares (or
equivalent Acquiring Fund Shares) to a number of
shares that is less than 50 percent of the number of
Acquired Fund Shares as of the record date of the
Reorganization; and (iii) the Acquired Fund will not
take any position on any federal, state or local
income or franchise tax return, or take any other tax
reporting position, that is inconsistent with the
treatment of the Reorganization as a "reorganization"
within the meaning of Section 368(a) of the Code.
      d)  The Acquired Fund will assist the Acquiring
Fund in obtaining such information as the Acquiring
Fund reasonably requests concerning the beneficial
ownership of the Acquired Fund Shares.
      e)  Subject to the provisions of this Agreement,
the Acquiring Fund and the Acquired Fund will each
take, or cause to be taken, all action, and do or
cause to be done, all things reasonably necessary,
proper or advisable to consummate and make effective
the transactions contemplated by this Agreement.
      f)  The Acquired Fund will provide the Acquiring
Fund with information reasonably necessary for the
preparation of a prospectus which will include the
Proxy Statement referred to in paragraph 4.1(o), all
to be included in the Registration Statement, in
compliance with the 1933 Act, the 1934 Act and the
1940 Act in connection with the meeting of the
Acquired Fund's shareholders to consider approval of
this Agreement and the transactions contemplated
herein.
      g)  The Acquiring Fund agrees to indemnify and
advance expenses to each person who at the time of the
execution of this Agreement serves as a Trustee or
officer ("Indemnified Person") of the Acquired Fund,
against money damages actually and reasonably incurred
by such Indemnified Person in connection with any
claim that is asserted against such Indemnified Person
arising out of such person's service as a Trustee or
officer of the Acquired Fund, as such service involves
the Acquired Fund, with respect to matters
specifically relating to the Reorganization, provided
that such indemnification and advancement of expenses
shall be permitted to the fullest extent that is
available under applicable law.  This paragraph 5.7
shall not protect any such Indemnified Person against
any liability to the Acquired Fund, the Acquiring Fund
or their shareholders to which he or she would
otherwise be subject by reason of willful misfeasance,
bad faith, gross negligence or from reckless disregard
of the duties involved in the conduct of his or her
office.  An Indemnified Person seeking indemnification
shall be entitled to advances from the Acquiring Fund
for payment of the reasonable expenses incurred by him
or her in connection with the matter as to which he or
she is seeking indemnification in the manner and to the
fullest extent permissible under applicable law.  Such
Indemnified Person shall provide to the Acquiring Fund
a written affirmation of his or her good faith belief
that the standard of conduct necessary for
indemnification by the Acquiring Fund under this
paragraph has been met and a written undertaking to
repay any advance if it should ultimately be
determined that the standard of conduct has not been
met.  In addition, at least one of the following
additional conditions shall be met: (a) the
Indemnified Person shall provide security in form and
amount acceptable to the Acquiring Fund for its
undertaking; (b) the Acquiring Fund is insured against
losses arising by reason of the advance; or (c) either
a majority of a quorum of disinterested non-party
directors of the Acquiring Fund, or independent legal
counsel experienced in mutual fund matters, selected
by the Indemnified Person, in a written opinion, shall
have determined, based on a review of facts readily
available to the Acquiring Fund at the time the
advance is proposed to be made, that there is reason
to believe that the Indemnified Person will ultimately
be found to be entitled to indemnification.
      h)  The intention of the parties is that the
transaction will qualify as a reorganization within
the meaning of Section 368(a) of the Code.  Neither
the Acquiring Fund, nor the Acquired Fund shall take
any action, or cause any action to be taken
(including, without limitation, the filing of any tax
return) that is inconsistent with such treatment or
results in the failure of the transaction to qualify
as a reorganization within the meaning of Section
368(a) of the Code.  At or prior to the Closing Date,
the Acquiring Fund, and the Acquired Fund and the
Trust will take such action, or cause such action to
be taken, as is reasonably necessary to enable Willkie
Farr & Gallagher LLP to render the tax opinion
contemplated here in Section 8.7.
      i)  Credit Suisse agrees that the Acquiring Fund
will succeed to all rights that the Acquired Fund has,
or would have but for the Reorganization, against
Credit Suisse or its affiliates by reason of any act or
failure to act by Credit Suisse or any of its
affiliates prior to the Closing Date.
      6.	Conditions Precedent to Obligations of the
Acquired Fund
      The obligations of the Acquired Fund to consummate
the transactions provided for herein shall be subject,
at its election, to the performance by the Acquiring
Fund of all of the obligations to be performed by it
hereunder on or before the Closing Date and, in
addition thereto, the following further conditions:
      a)  All representations and warranties of the
Acquiring Fund contained in this Agreement shall be
true and correct in all material respects as of the
date hereof and, except as they may be affected by the
actions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made
on and as of the Closing Date;
      b)  The Acquiring Fund has delivered to the
Acquired Fund a certificate executed in its name by
its President, Vice President, Secretary or Treasurer
and dated as of the Closing Date, to the effect that
the representations and warranties of the Acquiring
Fund made in this Agreement are true and correct at
and as of the Closing Date, except as they may be
affected by the transactions contemplated by this
Agreement; and
      c)  The Acquired Fund shall have received on the
Closing Date a favorable opinion from Willkie Farr &
Gallagher, counsel to the Acquiring Fund, dated as of
the Closing Date, in a form reasonably satisfactory to
the Acquired Fund, covering the following points:
      That (a) the Acquiring Fund is a validly existing
corporation under the laws of the State of Maryland,
and has the corporate power to own all of its
properties and assets and to carry on its business as
a registered investment company; (b) the Agreement has
been duly authorized, executed and delivered by the
Acquiring Fund and, assuming due authorization,
execution and delivery of the Agreement by the other
parties hereto, is a valid and binding obligation of
the Acquiring Fund in accordance with its terms,
subject to bankruptcy, insolvency, fraudulent
transfer, reorganization, moratorium and similar laws
of general applicability relating to or affecting
creditors' rights and to general equity principles; (c)
the execution and delivery of the Agreement did not,
and the consummation of the transactions contemplated
hereby will not, conflict with the Acquiring Fund's
Charter or By-Laws, each, as amended, or result in a
material violation of any provision of any material
agreement (known to such counsel) to which the
Acquiring Fund, is a party or by which it or its
property is bound or, to the knowledge of such
counsel, result in the acceleration of any obligation
or the imposition of any penalty, under any material
agreement, judgment, or decree to which the Acquiring
Fund is a party or by which it or its property is
bound; (d) to the knowledge of such counsel, no
consent, approval, authorization or order of any court
or governmental authority of the United States or the
State of Maryland is required for the consummation by
the Acquiring Fund of the transactions contemplated
herein, except such as have been obtained under the
1933 Act, the 1934 Act and the 1940 Act, and such as
may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical
data contained therein, as to which no opinion need be
given), as of its date, appeared on its face to be
appropriately responsive in all material respects to
the 1934 Act and the 1940 Act and the rules and
regulations thereunder; provided, however, that such
counsel shall be entitled to state that it does not
assume any responsibility for the accuracy,
completeness or fairness of the Proxy Statement; (f)
to the knowledge of such counsel, there is no legal,
administrative or governmental proceeding,
investigation, order, decree or judgment of any court
or governmental body, only insofar as they relate to
the Acquiring Fund, or its assets or properties,
pending, threatened or otherwise existing on or before
the effective date of the N-14 Registration Statement
or the Closing Date, which is required to be described
in the N-14 Registration Statement or to be filed as
an exhibit to the N-14 Registration Statement which is
not described or filed as required or which materially
and adversely affects the Acquiring Fund's business;
(g) the descriptions in the Proxy Statement of
statutes, legal and governmental proceedings,
investigations, orders, decrees or judgments of any
court or governmental body in the United States and
contracts and other documents, if any, are accurate
and fairly present the information required to be
shown; (h) the Acquiring Fund is registered as an
investment company under the 1940 Act, and, to the
knowledge of such counsel, its registration with the
Commission as an investment company under the 1940 Act
is in full force and effect; and (i) the Acquiring
Fund Shares to be issued to the Acquired Fund's
shareholders as provided by this Agreement are duly
authorized and upon such delivery will be validly
issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Fund
has any preemptive rights to subscription or purchase
in respect thereof.
      With respect to all matters of Maryland law, such
counsel shall be entitled to state that they have
relied upon the opinion of Venable LLP and that their
opinion is subject to the same assumptions,
qualifications and limitations with respect to such
matters as are contained in the opinion of Venable
LLP.
      In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such
Proxy Statement and not, except as specifically stated
above, to any exhibits or attachments thereto or to
any documents incorporated by reference therein.
      7.	Conditions Precedent to Obligations of the
Acquiring Fund
      The obligations of the Acquiring Fund to
consummate the transactions provided for herein shall
be subject, at its election, to the performance by the
Acquired Fund of all the obligations to be performed
by it hereunder on or before the Closing Date and, in
addition thereto, the following conditions:
      a)  All representations and warranties of the
Acquired Fund contained in this Agreement shall be
true and correct in all material respects as of the
date hereof and, except as they may be affected by the
transactions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made
on and as of the Closing Date;
      b)  The Acquired Fund has delivered to the
Acquiring Fund a statement of the Acquired Fund's
assets and liabilities as of the Closing Date,
certified by the Treasurer or Assistant Treasurer of
the Acquired Fund;
      c)  The Acquired Fund has delivered to the
Acquiring Fund on the Closing Date a certificate
executed in its name by its President, Vice President,
Secretary or Treasurer and dated as of the Closing
Date, to the effect that the representations and
warranties of the Acquired Fund made in this Agreement
are true and correct at and as of the Closing Date,
except as they may be affected by the transactions
contemplated by this Agreement; and
      d)  The Acquiring Fund shall have received on the
Closing Date a favorable opinion of Willkie Farr &
Gallagher LLP, counsel to the Acquired Fund, in a form
satisfactory to the Acquiring Fund, covering the
following points:
      That (a) the Acquired Fund is a validly existing
business trust under the laws of the Commonwealth of
Massachusetts, and has the trust power to own all of
its properties and assets and to carry on its business
as a registered investment company; (b) the Agreement
has been duly authorized, executed and delivered by the
Acquired Fund and, assuming due authorization,
execution and delivery of the Agreement by the other
parties hereto, is a valid and binding obligation of
the Acquired Fund in accordance with its terms,
subject to bankruptcy, insolvency, fraudulent
transfer, reorganization, moratorium and similar laws
of general applicability relating to or affecting
creditors' rights and to general equity principles; (c)
the execution and delivery of the Agreement did not,
and the consummation of the transactions contemplated
hereby will not, conflict with the Acquired Fund's
Declaration of Trust or By-Laws, each, as amended, or
result in a material violation of any provision of any
material agreement (known to such counsel) to which
the Acquired Fund is a party or by which it or its
property is bound or, to the knowledge of such
counsel, result in the acceleration of any obligation
or the imposition of any penalty, under any material
agreement, judgment, or decree to which the Acquired
Fund is a party or by which it or its property is
bound; (d) to the knowledge of such counsel, no
consent, approval, authorization or order of any court
or governmental authority of the United States or the
Commonwealth of Massachusetts is required for the
consummation by the Acquired Fund of the transactions
contemplated herein, except such as have been obtained
under the 1933 Act, the 1934 Act and the 1940 Act, and
such as may be required under state securities laws;
(e) the Proxy Statement (except as to financial and
statistical data contained therein, as to which no
opinion need be given), as of its date, appeared on
its face to be appropriately responsive in all
material respects to the 1934 Act and the 1940 Act and
the rules and regulations thereunder; provided,
however, that such counsel shall be entitled to state
that it does not assume any responsibility for the
accuracy, completeness or fairness of the Proxy
Statement; (f) to the knowledge of such counsel, there
is no legal, administrative or governmental
proceeding, investigation, order, decree or judgment
of any court or governmental body, only insofar as
they relate to the Acquired Fund or its assets or
properties, pending, threatened or otherwise existing
on or before the effective date of the N-14
Registration Statement or the Closing Date, which is
required to be described in the N-14 Registration
Statement or to be filed as an exhibit to the N-14
Registration Statement which is not described or filed
as required or which materially and adversely affects
the Acquired Fund's business; and (g) the Acquired
Fund is registered as an investment company under the
1940 Act, and, to the knowledge of such counsel, its
registration with the Commission as an investment
company under the 1940 Act is in full force and
effect.
      With respect to all matters of Massachusetts law,
such counsel shall be entitled to state that they have
relied upon the opinion of Sullivan & Worcester LLP
and that their opinion is subject to the same
assumptions, qualifications and limitations with
respect to such matters as are contained in the
opinion of Sullivan & Worcester LLP.
      In this paragraph 7.4, references to the Proxy
Statement include and relate only to the text of such
Proxy Statement and not, except as specifically stated
above, to any exhibits or attachments thereto or to
any documents incorporated by reference therein.
      e)  The Acquiring Fund shall have received from
PricewaterhouseCoopers LLP a letter addressed to the
Acquiring Fund, dated as of the effective date of the
N-14 Registration Statement in form and substance
satisfactory to the Acquiring Fund, to the effect
that:
      They are independent public accountants with
respect to the Acquired Fund within the meaning of the
1933 Act and the applicable regulations thereunder;
      In their opinion, the financial statements and
financial highlights of the Acquired Fund included or
incorporated by reference in the N-14 Registration
Statement and reported on by them comply as to form in
all material aspects with the applicable accounting
requirements of the 1933 Act and the rules and
regulations thereunder; and
      On the basis of limited procedures agreed upon by
the Acquiring Fund and the Acquired Fund and described
in such letter (but not an examination in accordance
with generally accepted auditing standards), specified
information relating to the Acquired Fund appearing in
the N-14 Registration Statement and the Proxy
Statement has been obtained from the accounting
records of the Acquired Fund or from schedules
prepared by officers of the Acquired Fund having
responsibility for financial and reporting matters and
such information is in agreement with such records,
schedules or computations made therefrom.
      f)  The Acquired Fund shall have delivered to the
Acquiring Fund, pursuant to paragraph 4.1(f), copies
of financial statements of the Acquired Fund as of and
for the fiscal year ended October 31, 2009.
      g)  The Acquiring Fund shall have received from
PricewaterhouseCoopers LLP a letter addressed to the
Acquiring Fund and dated as of the Closing Date
stating that, as of a date no more than three (3)
business days prior to the Closing Date,
PricewaterhouseCoopers LLP performed limited
procedures and that on the basis of those procedures
it confirmed the matters set forth in paragraph 7.5.
      8.	Further Conditions Precedent to Obligations
of the Acquiring Fund and the Acquired Fund
      If any of the conditions set forth below do not
exist on or before the Closing Date with respect to
the Acquiring Fund, the Acquired Fund shall, and if any
of such conditions do not exist on or before the
Closing Date with respect to the Acquired Fund, the
Acquiring Fund shall, at their respective option, not
be required to consummate the transactions
contemplated by this Agreement.
      a)  The Agreement and the transactions
contemplated herein shall have been approved by the
requisite vote of the holders of the outstanding shares
of beneficial interest of the Acquired Fund in
accordance with the provisions of the Acquired Fund's
Declaration of Trust, as amended, and applicable law
and certified copies of the votes evidencing such
approval shall have been delivered to the Acquiring
Fund.
      b)  The Board of Trustees of the Acquired Fund,
including a majority of the trustees who are not
"interested persons" of the Acquired Fund (as defined
by the 1940 Act), shall have determined that this
Agreement and the transactions contemplated hereby are
in the best interests of the Acquired Fund and that
the interests of the shareholders in the Acquired Fund
would not be diluted as a result of such transactions.
      c)  The Board of Directors of the Acquiring Fund,
including a majority of the directors who are not
"interested persons" of the Acquiring Fund (as defined
by the 1940 Act), shall have determined that this
Agreement and the transactions contemplated hereby are
in the best interests of the Acquiring Fund and that
the interests of the shareholders in the Acquiring
Fund would not be diluted as a result of such
transactions.
      d)  On the Closing Date no action, suit or other
proceeding shall be pending before any court or
governmental agency in which it is sought to restrain
or prohibit, or obtain damages or other relief in
connection with, this Agreement or the transactions
contemplated herein.
      e)  All consents of other parties and all other
consents, orders and permits of federal, state and
local regulatory authorities (including those of the
Commission and of state blue sky and securities
authorities, including "no-action" positions of and
exemptive orders from such federal and state
authorities) deemed necessary by the Acquired Fund or
the Acquiring Fund to permit consummation, in all
material respects, of the transactions contemplated
hereby shall have been obtained, except where failure
to obtain any such consent, order or permit would not
involve a risk of a material adverse effect on the
assets or properties of the Acquired Fund or the
Acquiring Fund, provided that either party hereto may
for itself waive any of such conditions.
      f)  The N-14 Registration Statement and the
prospectuses and statement of additional information
filed as part of the Acquiring Fund's registration
statement on Form N-1A shall each have become or be
effective under the 1933 Act and no stop orders
suspending the effectiveness thereof shall have been
issued and, to the best knowledge of the parties
hereto, no investigation or proceeding for that
purpose shall have been instituted or be pending,
threatened or contemplated under the 1933 Act.
      g)  The Acquired Fund and the Acquiring Fund shall
have received on the Closing Date an opinion of
Willkie Farr & Gallagher LLP, addressed to, and in
form and substance reasonably satisfactory to, the
Acquired Fund and the Acquiring Fund and dated as of
the Closing Date, substantially to the effect that for
U.S. federal income tax purposes:
      The acquisition by the Acquiring Fund of all of
the assets of the Acquired Fund solely in exchange for
the Acquiring Fund Shares and the assumption by the
Acquiring Fund of the liabilities of the Acquired
Fund, followed by the distribution by the Acquired
Fund of such Acquiring Fund Shares to shareholders of
the Acquired Fund in complete liquidation of the
Acquired Fund, all pursuant to the Agreement, will
constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and
the Acquired Fund will each be a "party to a
reorganization" within the meaning of Section 368(b)
of the Code;
      Under Sections 361 and 357(a) of the Code, the
Acquired Fund will not recognize gain or loss upon the
transfer of its assets to Acquiring Fund in exchange
for Acquiring Fund Shares and the assumption of all of
Acquired Fund's liabilities, and the Acquired Fund
will not recognize gain or loss upon the distribution
of the Acquiring Fund Shares to the Acquired Fund's
shareholders in liquidation of the Acquired Fund,
except for (A) any gain or loss that may be recognized
on "section 1256 contracts" as defined in Section
1256(b) of the Code as a result of the closing of the
tax year of the Acquired Fund, (B) any gain that may
be recognized on the transfer of stock in a "passive
foreign investment company" as defined in Section
1297(a) of the Code, and (C) any other gain or loss
that may be required to be recognized as a result of
the closing of the tax year of the Acquired Fund;
      Under Section 354 of the Code, shareholders of the
Acquired Fund will not recognize gain or loss on the
receipt of Acquiring Fund Shares solely in exchange
for their Acquired Fund shares;
      Under Section 358 of the Code, the aggregate tax
basis of the Acquiring Fund Shares received by each of
the Acquired Fund's shareholders pursuant to the
Reorganization will be the same as the aggregate tax
basis of the Acquired Fund Shares exchanged therefor;
      Under Section 1223(1) of the Code, the holding
period of the Acquiring Fund Shares to be received by
each Acquired Fund shareholder will include the period
during which the Acquired Fund Shares exchanged
therefor were held by such shareholder, provided that
the shareholder held the Acquired Fund Shares at the
time of the Reorganization as capital assets;
      Under Section 1223(1) of the Code, the holding
period of the Acquiring Fund Shares to be received by
each Acquired Fund shareholder will include the period
during which the Acquired Fund Shares exchanged
therefor were held by such shareholder, provided that
the shareholder held the Acquired Fund Shares at the
time of the Reorganization as capital assets;
      Under Section 362(b) of the Code, the basis of the
assets of the Acquired Fund transferred to the
Acquiring Fund in the Reorganization will be the same
in the hands of Acquiring Fund as the basis of such
assets in the hands of Acquired Fund immediately prior
to the transfer, increased by the amount of gain (or
decreased by the amount of loss), if any, recognized
by the Acquired Fund upon the transfer; and
      Under Section 1223(2) of the Code, the holding
period of the assets of the Acquired Fund in the hands
of the Acquiring Fund will include the period during
which those assets were held by the Acquired Fund,
except for any assets which may be marked to market
for federal income taxes on the termination of the
Acquired Fund's taxable year or on which gain was
recognized upon the transfer to the Acquiring Fund.
      Notwithstanding anything herein to the contrary,
neither the Acquiring Fund nor the Acquired Fund may
waive the conditions set forth in this paragraph 8.7.
      9.	Brokerage Fees and Expenses; Other
Agreements
      a)  Each Fund represents and warrants that there
are no brokers or finders or other entities to receive
any payments in connection with the transactions
provided for herein.
      b)  Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly
related to the transactions contemplated by this
Agreement (determined in accordance with the
guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses,
damages and other expenses not normally associated
with transactions of the type contemplated by this
Agreement).  These expenses consist of: (i) expenses
associated with preparing this Agreement, the N-14
Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this
Agreement and the transactions contemplated thereby;
(ii) expenses associated with preparing and filing the
N-14 Registration Statement covering the Acquiring
Fund Shares to be issued in the Reorganization insofar
as they relate to approval of this Agreement and the
transactions contemplated thereby; (iii) registration
or qualification fees and expenses of preparing and
filing such forms, if any, necessary under applicable
state securities laws to qualify the Acquiring Fund
Shares to be issued in connection with the
Reorganization; (iv) postage, printing, accounting
fees and legal fees incurred by the Acquiring Fund and
by the Acquired Fund in connection with the
transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the
shareholders meeting referred to in clause (i) above
and paragraph 5.2 hereof insofar as they relate to
approval of this Agreement and the transactions
contemplated thereby; and (vi) any other reasonable
Reorganization expenses.  Notwithstanding any of the
foregoing, expenses will in any event be paid by the
party directly incurring such expenses if and to the
extent that the payment by another person of such
expenses would result in the disqualification of such
party as a "regulated investment company" within the
meaning of Section 851 of the Code or would prevent
the Reorganization from qualifying as a tax-free
reorganization.
      c)  Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Fund
under this Agreement, or in connection with the
transactions contemplated herein with respect to such
Fund, shall be discharged only out of the assets of
such Fund.
      10.	Entire Agreement; Survival of Warranties
      a)  The Acquired Fund and the Acquiring Fund,
agree that neither party has not made any
representation, warranty or covenant not set forth
herein and that this Agreement constitutes the entire
agreement.
      b)  The representations, warranties and covenants
contained in this Agreement or in any document
delivered pursuant hereto or in connection herewith
shall survive the consummation of the transactions
contemplated hereunder.
      11.	Termination
      a)  This Agreement may be terminated at any time
at or prior to the Closing Date by: (1) mutual
agreement of the Acquired Fund and the Acquiring Fund;
(2) the Acquired Fund in the event the Acquiring Fund
shall, or the Acquiring Fund, in the event the
Acquired Fund shall, materially breach any
representation, warranty or agreement contained herein
to be performed at or prior to the Closing Date; or
(3) the Acquired Fund or the Acquiring Fund in the
event a condition herein expressed to be precedent to
the obligations of the terminating party or parties
has not been met and it reasonably appears that it
will not or cannot be met within a reasonable time.
      b)  In the event of any such termination, there
shall be no liability for damages on the part of
either the Acquiring Fund or the Acquired Fund, or
their respective Directors, Trustees or officers, to
the other party or parties.
      12.	Amendments
      This Agreement may be amended, modified or
supplemented in writing in such manner as may be
mutually agreed upon by the authorized officers of the
Acquired Fund and the Acquiring Fund; provided,
however, that following the meeting of the Acquired
Fund's shareholders called by the Acquired Fund
pursuant to paragraph 5.2 of this Agreement no such
amendment may have the effect of changing the
provisions for determining the number of the Acquiring
Fund Shares to be issued to the Acquired Fund's
Shareholders under this Agreement to the detriment of
such shareholders without their further approval.
      13.	Notices
      a)  Any notice, report, statement or demand
required or permitted by any provisions of this
Agreement shall be in writing and shall be given by
prepaid telegraph, telecopy or certified mail
addressed to the Acquiring Fund at:
      Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp
      or to the Acquired Fund at:
      Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp
      14.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
      a)  The article and paragraph headings contained
in this Agreement are for reference purposes only and
shall not affect in any way the meaning or
interpretation of this Agreement.
      b)  This Agreement may be executed in any number
of counterparts, each of which shall be deemed an
original.
      c)  This Agreement shall be governed by and
construed in accordance with the laws of the State of
New York.
      d)  This Agreement shall bind and inure to the
benefit of the parties hereto and their respective
successors and assigns, but no assignment or transfer
hereof or of any rights or obligations hereunder shall
be made by any party without the written consent of
the other party.  Except as provided in Section 5.7,
nothing herein expressed or implied is intended or
shall be construed to confer upon or give any person,
firm or corporation, other than the parties hereto and
their respective successors and assigns, any rights or
remedies under or by reason of this Agreement.
      e)  The Acquired Fund's Declaration of Trust, as
amended, is on file with the Secretary of State of the
Commonwealth of Massachusetts.  Notice is hereby given
that this Agreement is entered into by the Acquired
Fund by an officer of the Acquired Fund, in such
officer's capacity as an officer and not individually.
It is understood and expressly stipulated that none of
the Trustees, officers or shareholders of the Acquired
Fund are personally liable hereunder.  All persons
dealing with the Acquired Fund should look solely to
the property of the Acquired Fund for the enforcement
of any claims against the Acquired Fund.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman,
President or Vice President and attested to by its
Secretary or Assistant Secretary.
      CREDIT SUISSE LARGE
CAP GROWTH FUND
      By:  /s/Michael A.
Pignataro
      Name: Michael A.
Pignataro
Title:    Chief
Financial Officer
      Attestation By:
/s/Karen Regan
      Name:
Karen Regan
Title:
Assistant
Secretary
      CREDIT SUISSE LARGE
CAP BLEND FUND, INC.

      By:  /s/Michael A.
Pignataro
      Name: Michael A.
Pignataro
Title:    Chief
Financial Officer
      Attestation By:
/s/Karen Regan
      Name:
Karen Regan
Title:
Assistant
Secretary
      Solely with respect to paragraphs 4.3, 5.9 and 9.2
hereof:
      By:  /s/John G. Popp
      Name:	John G.
Popp
Title:	Authorized
Signatory
      Attestation By:
/s/Karen Regan
      Name:
	Karen
Regan
Title:	Vice
President


AGREEMENT AND PLAN OF REORGANIZATION
      THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 14th day of July, 2010,
by and among Credit Suisse Capital Funds, a
Massachusetts business trust (the "Trust"), on behalf
of its series, Credit Suisse Large Cap Value Fund (the
"Acquired Fund"), Credit Suisse Large Cap Blend Fund,
Inc., a Maryland corporation (the "Acquiring Fund," and
together with the Acquired Fund, the "Funds"), and,
solely for purposes of Sections 4.3, 5.9 and 9.2
hereof, Credit Suisse Asset Management, LLC, a limited
liability company organized under the laws of the
State of Delaware ("Credit Suisse").
      This Agreement is intended to be and is adopted as
a plan of reorganization within the meaning of Section
368(a) of the Internal Revenue Code of 1986, as
amended (the "Code").  The reorganization of the
Acquired Fund (the "Reorganization") will consist of
the transfer of all of the assets of the Acquired Fund
in exchange solely for Class A, Class B, Class C and
Common Class shares (collectively, the "Shares") of
the Acquiring Fund and the assumption by the Acquiring
Fund of all of the liabilities of the Acquired Fund,
and the distribution, on or after the Closing Date
hereinafter referred to, of Shares of the Acquiring
Fund ("Acquiring Fund Shares") to the shareholders of
the Acquired Fund in liquidation of the Acquired Fund
as provided herein, all upon the terms and conditions
hereinafter set forth in this Agreement.
      WHEREAS, the Board of Trustees of the Trust, on
behalf of the Acquired Fund, has determined that the
exchange of all of the assets of the Acquired Fund for
Acquiring Fund Shares and the assumption of the
liabilities of the Acquired Fund by the Acquiring Fund
is in the best interests of the Acquired Fund and that
the interests of the existing shareholders of the
Acquired Fund would not be diluted as a result of this
transaction; and
      WHEREAS, the Board of Directors of the Acquiring
Fund has determined that the exchange of all of the
assets of the Acquired Fund for Acquiring Fund Shares
is in the best interests of the Acquiring Fund's
shareholders and that the interests of the existing
shareholders of the Acquiring Fund would not be
diluted as a result of this transaction.
      NOW, THEREFORE, in consideration of the premises
and of the covenants and agreements hereinafter set
forth, the parties hereto covenant and agree as
follows:
      1.	Transfer of Assets of the Acquired Fund in
Exchange for Acquiring Fund Shares and Assumption of
the Acquired Fund's Liabilities and Liquidation of the
Acquired Fund
      a)  Subject to the terms and conditions herein set
forth and on the basis of the representations and
warranties contained herein, the Acquired Fund agrees
to transfer its assets as set forth in paragraph 1.2 to
the Acquiring Fund, and the Acquiring Fund agrees in
exchange therefor:  (i) to deliver to the Acquired
Fund the number of full and fractional shares of each
corresponding class of the Acquiring Fund, determined
by dividing the value of the Acquired Fund's net assets
attributable to each share class of the Acquired Fund,
computed in the manner and as of the time and date set
forth in paragraph 2.1, by the net asset value of one
Acquiring Fund Share of the corresponding class (as set
forth below); and (ii) to assume the liabilities of the
Acquired Fund, as set forth in paragraph 1.3.  Such
transactions shall take place at the closing provided
for in paragraph 3.1 (the "Closing").
      The classes of shares of the Acquiring Fund
correspond to the classes of shares of the Acquired
Fund as follows: Class A shares of the Acquiring Fund
correspond to Class A shares of the Acquired Fund;
Class B shares of the Acquiring Fund correspond to
Class B shares of the Acquired Fund; Class C shares of
the Acquiring Fund correspond to Class C shares of the
Acquired Fund; and Class A shares of the Acquiring
Fund correspond to Advisor Class shares of the
Acquired Fund.
      b)   The assets of the Acquired Fund to be acquired
by the Acquiring Fund shall consist of all property
including, without limitation, all cash, securities
and dividend or interest receivables that are owned by
or owed to the Acquired Fund and any deferred or
prepaid expenses shown as an asset on the books of the
Acquired Fund on the Closing date provided in
paragraph 3.1 (the "Closing Date").
      The Acquired Fund has provided the Acquiring Fund
with a list of all of the Acquired Fund's assets as of
the date of execution of this Agreement.  The Acquired
Fund reserves the right to sell any of these securities
but will not, without the prior approval of the
Acquiring Fund, acquire any additional securities
other than securities of the type in which the
Acquiring Fund is permitted to invest.  The Acquired
Fund will, within a reasonable time prior to the
Closing Date, furnish the Acquiring Fund with a list
of the securities, if any, on the Acquired Fund's list
referred to in the first sentence of this paragraph
which do not conform to the Acquiring Fund's investment
objective, policies and restrictions.  In the event
that the Acquired Fund holds any investments which the
Acquiring Fund may not hold, the Acquired Fund will
dispose of such securities prior to the Closing Date.
In addition, if it is determined that the portfolios of
the Acquired Fund and the Acquiring Fund, when
aggregated, would contain investments exceeding
certain percentage limitations imposed upon the
Acquiring Fund with respect to such investments, the
Acquired Fund, if requested by the Acquiring Fund,
will dispose of and/or reinvest a sufficient amount of
such investments as may be necessary to avoid
violating such limitations as of the Closing Date.
      c)  The Acquired Fund will endeavor to discharge
all of the known liabilities and obligations of the
Acquired Fund prior to the Closing Date, other than
those liabilities and obligations which would
otherwise be discharged at a later date in the
ordinary course of business.  The Acquiring Fund shall
assume all liabilities, expenses, costs, charges and
reserves, including those liabilities reflected on an
unaudited statement of assets and liabilities of the
Acquired Fund prepared by State Street Bank and Trust
Company ("State Street"), the accounting agent of each
Fund, as of the Valuation Date (as defined in
paragraph 2.1), in accordance with generally accepted
accounting principles consistently applied from the
prior audited period.  The Acquiring Fund shall also
assume any liabilities, expenses, costs or charges
incurred by or on behalf of the Acquired Fund
specifically arising from or relating to the
operations and/or transactions of the Acquired Fund
prior to and including the Closing Date but which are
not reflected on the above-mentioned statement of
assets and liabilities, including any liabilities,
expenses, costs or charges arising under paragraph 5.7
hereof.
      d)  As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the
Acquired Fund will liquidate and distribute pro rata to
the Acquired Fund's shareholders of record determined
as of the close of business on the Closing Date (the
"Acquired Fund Shareholders") the Acquiring Fund Shares
it receives pursuant to paragraph 1.1.  Such
liquidation and distribution will be accomplished by
the transfer of the Acquiring Fund Shares then
credited to the account of the Acquired Fund on the
books of the Acquiring Fund to open accounts on the
share records of the Acquiring Fund in the name of the
Acquired Fund's shareholders representing the
respective pro rata number of each class of Acquiring
Fund Shares due Acquired Fund Shareholders holding the
corresponding class of the Acquired Fund's shares.
All issued and outstanding shares of the Acquired Fund
will simultaneously be redeemed and canceled on the
books of the Acquired Fund, although any share
certificates representing interests in the Acquired
Fund will represent a number of Acquiring Fund Shares
after the Closing Date as determined in accordance with
Section 2.2.  The Acquiring Fund shall not issue
certificates representing the Acquiring Fund Shares in
connection with such exchange.
      e)  Ownership of Acquiring Fund Shares will be
shown on the books of the Acquiring Fund's transfer
agent.  Shares of the Acquiring Fund will be issued in
the manner described in the Acquiring Fund's current
prospectuses and statement of additional information.
      f)  Any transfer taxes payable upon issuance of
the Acquiring Fund Shares in a name other than the
registered holder of the Acquired Fund Shares on the
books of the Acquired Fund as of that time shall, as a
condition of such issuance and transfer, be paid by
the person to whom such Acquiring Fund Shares are to
be issued and transferred.
      g)  Any reporting responsibility of the Acquired
Fund is and shall remain the responsibility of the
Acquired Fund up to and including the Closing Date and
such later date on which the Acquired Fund is
terminated.
      2.	Valuation
      a)  The value of the Acquired Fund's assets to be
acquired hereunder shall be the value of such assets
computed as of the close of regular trading on The New
York Stock Exchange LLC (the "NYSE") on the Closing
Date (such time and date being hereinafter called the
"Valuation Date"), using the valuation procedures set
forth in the Acquiring Fund's then current prospectuses
or statement of additional information.
      b)  The number of Shares of the Acquiring Fund to
be issued (including fractional shares, if any) in
exchange for shares of beneficial interest of the
Acquired Fund shall be determined by dividing the
value of the net assets of the Acquired Fund
attributable to its shares of beneficial interest
determined using the same valuation procedures referred
to in paragraph 2.1 by the net asset value per Share of
the Acquiring Fund computed as of the close of regular
trading on the NYSE on the Closing Date, using the
valuation procedures set forth in the Acquiring Fund's
then current prospectuses or statement of additional
information.
      c)  All computations of value with respect to the
Acquiring Fund and the Acquired Fund shall be made by
State Street in accordance with its regular practice as
pricing agent for the Acquiring Fund.
      3.	Closing and Closing Date
      a)  The Closing Date for the Reorganization shall
be September 17, 2010, or such other date as the
parties to such Reorganization may agree to in
writing.  All acts taking place at the Closing shall
be deemed to take place simultaneously as of the close
of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of
9:00 a.m., at the offices of Credit Suisse or at such
other time and/or place as the parties may agree.
      b)  State Street Bank and Trust Company, the
custodian for the Acquiring Fund, shall deliver as
soon as practicable after the Closing a certificate of
an authorized officer stating that: (a) the Acquired
Fund's portfolio securities, cash and any other assets
have been delivered in proper form to the Acquiring
Fund on the Closing Date and (b) all necessary taxes,
including all applicable federal and state stock
transfer stamps, if any, have been paid, or provision
for payment has been made, in conjunction with the
delivery of portfolio securities.
      c)  In the event that on the Valuation Date (a)
the NYSE or another primary trading market for
portfolio securities of the Acquiring Fund or the
Acquired Fund shall be closed to trading or trading
thereon shall be restricted or (b) trading or the
reporting of trading on the NYSE or elsewhere shall be
disrupted so that accurate appraisal of the value of
the net assets of the Acquiring Fund or the Acquired
Fund is impracticable, the Closing Date shall be
postponed until the first business day after the day
when trading shall have been fully resumed and
reporting shall have been restored.
      d)  The Acquired Fund shall deliver at the Closing
a list of the names and addresses of the Acquired
Fund's shareholders and the number and class of
outstanding Shares owned by each such shareholder
immediately prior to the Closing or provide such
information to the Acquiring Fund's transfer agent.
The Acquiring Fund shall issue and deliver a
confirmation evidencing the Acquiring Fund Shares to
be credited to the Acquired Fund's account on the
Closing Date to the Secretary of the Trust or provide
evidence satisfactory to the Acquired Fund that such
Acquiring Fund Shares have been credited to the
Acquired Fund's account on the books of the Acquiring
Fund.  At the Closing, the Trust, on behalf of the
Acquired Fund, and the Acquiring Fund shall deliver to
counsel any bills of sale, checks, assignments, share
certificates, if any, receipts or other documents as
counsel may request.
      4.	Representations and Warranties
      a)  The Trust, on behalf of the Acquired
Fund, represents and warrants that:
      The Trust is a Massachusetts business trust duly
organized, validly existing and in good standing under
the laws of the Commonwealth of Massachusetts;
      The Acquired Fund is not, and the execution,
delivery and performance of this Agreement by the
Trust will not result, in violation of the Trust's
Declaration of Trust or By-Laws, each as amended, or
any material agreement, indenture, instrument,
contract, lease or other undertaking to which the
Trust, on behalf of the Acquired Fund, is a party or
by which the Acquired Fund or its property are bound;
      There are no contracts or other commitments (other
than this Agreement) of the Acquired Fund which will be
terminated with liability to the Acquired Fund prior to
the Closing Date;
      The Trust is a registered investment company
classified as a management company of the open-end
type and its registration with the Securities and
Exchange Commission (the "Commission") as an investment
company under the Investment Company Act of 1940, as
amended (the "1940 Act"), is in full force and effect;
      No litigation or administrative proceeding or
investigation of or before any court or governmental
body is presently pending or to its knowledge
threatened against the Acquired Fund or any of its
properties or assets which, if adversely determined,
would materially and adversely affect its financial
condition or the conduct of its business.  The Trust
knows of no facts which might form the basis for the
institution of such proceedings and is not a party to
or subject to the provisions of any order, decree or
judgment of any court or governmental body which
materially and adversely affects its business or the
business of the Acquired Fund or its ability to
consummate the transactions contemplated herein;
      The Statements of Assets and Liabilities of the
Acquired Fund as of  October 31, 2009, the Schedule of
Investments and the related Statement of Operations
for the year then ended, the Statement of Changes in
Net Assets for each of the two years in the period then
ended and the Financial Highlights for each of the five
years in the period then ended, have been audited by
PricewaterhouseCoopers LLP, an independent registered
public accounting firm, and are in accordance with
generally accepted accounting principles consistently
applied, and such statements (copies of which have
been furnished to the Acquiring Fund) fairly reflect
the financial condition of the Acquired Fund as of such
dates.  The unaudited financial statements of the
Acquired Fund for the six months ended April 30, 2010
have been prepared in accordance with generally
accepted accounting principles consistently applied,
and such statements (copies of which have been
furnished to the Acquiring Fund) fairly reflect the
financial condition of the Acquired Fund as of such
date, and there are no known contingent liabilities of
the Acquired Fund as of April 30, 2010 that are not
disclosed therein.
      Since October 31, 2009 and April 30, 2010, there
has not been any material adverse change in the
Acquired Fund's financial condition, assets,
liabilities or business other than changes occurring in
the ordinary course of business, or any incurrence by
the Acquired Fund of indebtedness maturing more than
one year from the date such indebtedness was incurred.
For purposes of this subsection (g), a decline in net
asset value per share of the Acquired Fund due to
declines in market values of securities in the
Acquired Fund's portfolio, the discharge of Acquired
Fund liabilities, or the redemption of Acquired Fund
Shares by Acquired Fund shareholders shall not
constitute a material adverse change;
      At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including
extensions, of the Acquired Fund required by law to
have been filed by such dates shall have been filed
and are or will be correct in all material respects,
and all federal and other taxes shall have been paid
so far as due, or provision shall have been made for
the payment thereof and, to the best of the Acquired
Fund's knowledge, no such return is currently under
audit and no assessment has been asserted with respect
to such returns;
      (i) For each taxable year of its operation
(including the taxable year ending on the Closing
Date), the Acquired Fund has met the requirements of
Subchapter M of the Code for qualification as a
regulated investment company and has elected to be
treated as such and has been eligible to and has
computed its federal income tax under Section 852 of
the Code and (ii) the Acquired Fund will have
distributed all of its investment company taxable
income and net capital gain (as defined in the Code)
that has accrued through the Closing Date;
      All of the issued and outstanding shares of
beneficial interest of each class of the Acquired Fund
are, and at the Closing Date will be, duly and validly
issued and outstanding, fully paid and non-assessable
by the Acquired Fund.  All of the issued and
outstanding shares of beneficial interest of the
Acquired Fund will, at the time of Closing, be held by
the persons and in the amounts set forth in the
records of the transfer agent as provided in paragraph
3.4.  The Acquired Fund does not have outstanding any
options, warrants or other rights to subscribe for or
purchase any of its shares, nor is there outstanding
any security convertible into any of its shares;
      At the Closing Date, (i) the Acquired Fund will
have good and marketable title to the Acquired Fund's
assets to be transferred to the Acquiring Fund
pursuant to paragraph 1.2 and full right, power and
authority to sell, assign, transfer and deliver such
assets hereunder.  Upon delivery and payment for such
assets, the Acquiring Fund will acquire good and
marketable title thereto, subject to no restrictions
on the full transfer thereof, except such restrictions
as might arise under the Securities Act of 1933, as
amended (the "1933 Act"), and the 1940 Act with respect
to privately placed or otherwise restricted securities
that the Acquired Fund may have acquired in the
ordinary course of business and of which the Acquiring
Fund has received notice and necessary documentation
at or prior to the Closing;
      The execution, delivery and performance of this
Agreement has been duly authorized by all necessary
actions on the part of the Trust's Board of Trustees,
and subject to the approval of the Acquired Fund's
shareholders, this Agreement will constitute a valid
and binding obligation of the Trust, on behalf of the
Acquired Fund, enforceable in accordance with its
terms, subject to the effect of bankruptcy,
insolvency, fraudulent conveyance, reorganization,
moratorium and other laws relating to or affecting
creditors' rights and to general equity principles;
      The information to be furnished by the Acquired
Fund for use in applications for orders, registration
statements or proxy materials or for use in any other
document filed or to be filed with any federal, state
or local regulatory authority (including the Financial
Industry Regulatory Authority ("FINRA")), which may be
necessary in connection with the transactions
contemplated hereby, shall be accurate and complete in
all material respects and shall comply in all material
respects with federal securities and other laws and
regulations applicable thereto;
      The current prospectuses and statement of
additional information of the Acquired Fund on Form N-
1A conform in all material respects to the applicable
requirements of the 1933 Act and the 1940 Act and the
rules and regulations of the Commission thereunder and
do not include any untrue statement of a material fact
or omit to state any material fact required to be
stated therein or necessary to make the statements
therein, in light of the circumstances under which
they were made, not materially misleading; and
      Insofar as the following relate to the Acquired
Fund, the registration statement filed by the
Acquiring Fund on Form N-14 relating to Acquiring Fund
Shares that will be registered with the Commission
pursuant to this Agreement, which, without limitation,
shall include a proxy statement of the Acquired Fund
(the "Proxy Statement") and the prospectus of the
Acquiring Fund with respect to the transactions
contemplated by this Agreement, and any supplement or
amendment thereto, and the documents contained or
incorporated therein by reference (the "N-14
Registration Statement"), on the effective date of the
N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the
Valuation Date and on the Closing Date: (i) shall
comply in all material respects with the provisions of
the 1933 Act, the Securities Exchange Act of 1934 (the
"1934 Act") and the 1940 Act and the rules and
regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or
omit to state a material fact required to be stated
therein or necessary to make the statements therein
not misleading; provided, however, that the
representations and warranties in this section shall
not apply to statements in or omissions from the Proxy
Statement and the N-14 Registration Statement made in
reliance upon and in conformity with information that
was furnished or should have been furnished by the
Acquiring Fund for use therein.
      b)  The Acquiring Fund represents and
warrants that:
      The Acquiring Fund is a Maryland corporation, duly
organized, validly existing and in good standing under
the laws of the State of Maryland;
      The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement by the
Acquiring Fund will not result, in violation of the
Acquiring Fund's Charter or By-Laws, each as amended,
or any material agreement, indenture, instrument,
contract, lease or other undertaking to which the
Acquiring Fund is a party or by which the Acquiring
Fund or its property are bound;
      The Acquiring Fund is a registered investment
company classified as a management company of the
open-end type and its registration with the Commission
as an investment company under the 1940 Act is in full
force and effect;
      No litigation or administrative proceeding or
investigation of or before any court or governmental
body is presently pending or to its knowledge
threatened against the Acquiring Fund or any of its
properties or assets which, if adversely determined,
would materially and adversely affect its financial
condition or the conduct of its business.  The
Acquiring Fund knows of no facts which might form the
basis for the institution of such proceedings and is
not a party to or subject to the provisions of any
order, decree or judgment of any court or governmental
body which materially and adversely affects its
business or its ability to consummate the transactions
contemplated herein;
      Since December 31, 2009 and June 30, 2010, there
has not been any material adverse change in the
Acquiring Fund's financial condition, assets,
liabilities or business other than changes occurring in
the ordinary course of business, or any incurrence by
the Acquiring Fund of indebtedness maturing more than
one year from the date such indebtedness was incurred.
For purposes of this subsection (e), a decline in net
asset value per share of the Acquiring Fund due to
declines in market values of securities in the
Acquiring Fund's portfolio, the discharge of Acquiring
Fund liabilities, or the redemption of Acquiring Fund
shares by Acquiring Fund shareholders shall not
constitute a material adverse change;
      At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including
extensions, of the Acquiring Fund required by law to
have been filed by such dates shall have been filed
and are or will be correct in all material respects,
and all federal and other taxes shall have been paid
so far as due, or provision shall have been made for
the payment thereof and, to the best of the Acquiring
Fund's knowledge, no such return is currently under
audit and no assessment has been asserted with respect
to such returns;
      (i) For each taxable year of its operation
(including the taxable year ending on the Closing
Date), the Acquiring Fund has met the requirements of
Subchapter M of the Code for qualification as a
regulated investment company and has elected to be
treated as such and has been eligible to and has
computed its federal income tax under Section 852 of
the Code and (ii) the Acquiring Fund will have
distributed all of its investment company taxable
income and net capital gain (as defined in the Code)
that has accrued for the taxable year including the
Closing Date;
      At the date hereof, all issued and outstanding
Acquiring Fund Shares are, and at the Closing Date
will be, duly and validly issued and outstanding,
fully paid and non-assessable, with no personal
liability attaching to the ownership thereof.  The
Acquiring Fund does not have outstanding any options,
warrants or other rights to subscribe for or purchase
any of its shares, nor is there outstanding any
security convertible into any of its shares;
      The execution, delivery and performance of this
Agreement has been duly authorized by all necessary
actions on the part of the Acquiring Fund's Board of
Directors, and this Agreement will constitute a valid
and binding obligation of the Acquiring Fund
enforceable in accordance with its terms, subject to
the effect of bankruptcy, insolvency, fraudulent
conveyance, reorganization, moratorium and other laws
relating to or affecting creditors' rights and to
general equity principles;
      The Acquiring Fund Shares to be issued and
delivered to the Acquired Fund, for the account of the
Acquired Fund's shareholders, pursuant to the terms of
this Agreement, will at the Closing date have been
duly authorized and when so issued and delivered, will
be duly and validly issued Acquiring Fund Shares, and
will be fully paid and non-assessable with no personal
liability attaching to the ownership thereof;
      At the Closing Date, the Acquiring Fund will have
good and marketable title to its assets;
      The information to be furnished by the Acquiring
Fund for use in applications for orders, registration
statements or proxy materials or for use in any other
document filed or to be filed with any federal, state
or local regulatory authority (including FINRA), which
may be necessary in connection with the transactions
contemplated hereby, shall be accurate and complete in
all material respects and shall comply in all material
respects with federal securities and other laws and
regulations applicable thereto;
      The current prospectuses and statement of
additional information of the Acquiring Fund on Form
N-1A conform in all material respects to the
applicable requirements of the 1933 Act and the 1940
Act and the rules and regulations of the Commission
thereunder and do not include any untrue statement of a
material fact or omit to state any material fact
required to be stated therein or necessary to make the
statements therein, in light of the circumstances
under which they were made, not materially misleading;
      Insofar as the following relate to the Acquiring
Fund, the N-14 Registration Statement, on the
effective date of the N-14 Registration Statement, at
the time of any shareholders' meeting referred to
herein, on the Valuation Date and on the Closing Date:
(i) shall comply in all material respects with the
provisions of the 1933 Act, the 1934 Act and the 1940
Act and the rules and regulations under those Acts,
and (ii) shall not contain any untrue statement of a
material fact or omit to state a material fact
required to be stated therein or necessary to make the
statements therein not misleading; provided, however,
that the representations and warranties in this
section shall not apply to statements in or omissions
from the Proxy Statement and the N-14 Registration
Statement made in reliance upon and in conformity with
information that was furnished or should have been
furnished by the Acquired Fund for use therein; and
      The Acquiring Fund agrees to use all reasonable
efforts to obtain the approvals and authorizations
required by the 1933 Act, the 1940 Act and such of the
state Blue Sky or securities laws as it may deem
appropriate in order to continue its operations after
the Closing Date.
      c)  Credit Suisse represents and warrants to the
Acquiring Fund as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or
proceedings pending against the Acquired Fund, and
(ii) there are no claims, actions, suits or
proceedings threatened, or circumstances that have
been identified by the Management Committee of Credit
Suisse and the Secretary thereof as reasonably likely
to give rise to any claims, actions, suits or
proceedings against the Acquired Fund that would
materially adversely affect the Acquired Fund or its
assets or business, other than those disclosed in
writing to and accepted by the Acquiring Fund.
      5.	Covenants of the Acquired Fund and the
Acquiring Fund
      a)  The Acquiring Fund and the Acquired Fund will
operate their respective businesses in the ordinary
course between the date hereof and the Closing Date.
It is understood that such ordinary course of business
will include the declaration and payment of customary
dividends and distributions.
      b)  The Trust, on behalf of the Acquired Fund,
will call a meeting of the shareholders of the Acquired
Fund to consider and act upon this Agreement and to
take all other actions necessary to obtain approval of
the transactions contemplated herein.
      c)  The Acquired Fund covenants that (i) the
Acquiring Fund Shares to be issued hereunder are not
being acquired for the purpose of making any
distribution thereof other than in accordance with the
terms of this Agreement; (ii) to the best of the
knowledge of the Acquired Fund, there is no plan or
intention by Acquired Fund's Shareholders to sell,
exchange or otherwise dispose of a number of Acquired
Fund Shares (or Acquiring Fund Shares received in the
Reorganization), in connection with the
Reorganization, that would reduce the Acquired Fund
Shareholders' ownership of Acquired Fund Shares (or
equivalent Acquiring Fund Shares) to a number of
shares that is less than 50 percent of the number of
Acquired Fund Shares as of the record date of the
Reorganization; and (iii) the Acquired Fund will not
take any position on any federal, state or local
income or franchise tax return, or take any other tax
reporting position, that is inconsistent with the
treatment of the Reorganization as a "reorganization"
within the meaning of Section 368(a) of the Code.
      d)  The Acquired Fund will assist the Acquiring
Fund in obtaining such information as the Acquiring
Fund reasonably requests concerning the beneficial
ownership of the Acquired Fund Shares.
      e)  Subject to the provisions of this Agreement,
the Acquiring Fund and the Trust, on behalf of the
Acquired Fund, will each take, or cause to be taken,
all action, and do or cause to be done, all things
reasonably necessary, proper or advisable to consummate
and make effective the transactions contemplated by
this Agreement.
      f)  The Acquired Fund will provide the Acquiring
Fund with information reasonably necessary for the
preparation of a prospectus which will include the
Proxy Statement referred to in paragraph 4.1(o), all
to be included in the Registration Statement, in
compliance with the 1933 Act, the 1934 Act and the
1940 Act in connection with the meeting of the
Acquired Fund's shareholders to consider approval of
this Agreement and the transactions contemplated
herein.
      g)  The Acquiring Fund agrees to indemnify and
advance expenses to each person who at the time of the
execution of this Agreement serves as a Trustee or
officer ("Indemnified Person") of the Trust, against
money damages actually and reasonably incurred by such
Indemnified Person in connection with any claim that
is asserted against such Indemnified Person arising
out of such person's service as a Trustee or officer
of the Trust, as such service involves the Acquired
Fund, with respect to matters specifically relating to
the Reorganization, provided that such indemnification
and advancement of expenses shall be permitted to the
fullest extent that is available under applicable law.
This paragraph 5.7 shall not protect any such
Indemnified Person against any liability to the
Acquired Fund, the Acquiring Fund or their
shareholders to which he or she would otherwise be
subject by reason of willful misfeasance, bad faith,
gross negligence or from reckless disregard of the
duties involved in the conduct of his or her office.
An Indemnified Person seeking indemnification shall be
entitled to advances from the Acquiring Fund for
payment of the reasonable expenses incurred by him or
her in connection with the matter as to which he or she
is seeking indemnification in the manner and to the
fullest extent permissible under applicable law.  Such
Indemnified Person shall provide to the Acquiring Fund
a written affirmation of his or her good faith belief
that the standard of conduct necessary for
indemnification by the Acquiring Fund under this
paragraph has been met and a written undertaking to
repay any advance if it should ultimately be
determined that the standard of conduct has not been
met.  In addition, at least one of the following
additional conditions shall be met: (a) the
Indemnified Person shall provide security in form and
amount acceptable to the Acquiring Fund for its
undertaking; (b) the Acquiring Fund is insured against
losses arising by reason of the advance; or (c) either
a majority of a quorum of disinterested non-party
directors of the Acquiring Fund, or independent legal
counsel experienced in mutual fund matters, selected
by the Indemnified Person, in a written opinion, shall
have determined, based on a review of facts readily
available to the Acquiring Fund at the time the
advance is proposed to be made, that there is reason
to believe that the Indemnified Person will ultimately
be found to be entitled to indemnification.
      h)  The intention of the parties is that the
transaction will qualify as a reorganization within
the meaning of Section 368(a) of the Code.  Neither
the Acquiring Fund, nor the Acquired Fund or the Trust
shall take any action, or cause any action to be taken
(including, without limitation, the filing of any tax
return) that is inconsistent with such treatment or
results in the failure of the transaction to qualify
as a reorganization within the meaning of Section
368(a) of the Code.  At or prior to the Closing Date,
the Acquiring Fund, and the Acquired Fund and the
Trust will take such action, or cause such action to
be taken, as is reasonably necessary to enable Willkie
Farr & Gallagher LLP to render the tax opinion
contemplated here in Section 8.7.
      i)  Credit Suisse agrees that the Acquiring Fund
will succeed to all rights that the Acquired Fund has,
or would have but for the Reorganization, against
Credit Suisse or its affiliates by reason of any act or
failure to act by Credit Suisse or any of its
affiliates prior to the Closing Date.
      6.	Conditions Precedent to Obligations of the
Trust
      The obligations of the Trust, on behalf of the
Acquired Fund, to consummate the transactions provided
for herein shall be subject, at its election, to the
performance by the Acquiring Fund of all of the
obligations to be performed by it hereunder on or
before the Closing Date and, in addition thereto, the
following further conditions:
      a)  All representations and warranties of the
Acquiring Fund contained in this Agreement shall be
true and correct in all material respects as of the
date hereof and, except as they may be affected by the
actions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made
on and as of the Closing Date;
      b)  The Acquiring Fund has delivered to the Trust
a certificate executed in its name by its President,
Vice President, Secretary or Treasurer and dated as of
the Closing Date, to the effect that the
representations and warranties of the Acquiring Fund
made in this Agreement are true and correct at and as
of the Closing Date, except as they may be affected by
the transactions contemplated by this Agreement; and
      c)  The Trust, on behalf of the Acquired Fund,
shall have received on the Closing Date a favorable
opinion from Willkie Farr & Gallagher, counsel to the
Acquiring Fund, dated as of the Closing Date, in a
form reasonably satisfactory to the Acquired Fund,
covering the following points:
      That (a) the Acquiring Fund is a validly existing
corporation under the laws of the State of Maryland,
and has the corporate power to own all of its
properties and assets and to carry on its business as
a registered investment company; (b) the Agreement has
been duly authorized, executed and delivered by the
Acquiring Fund and, assuming due authorization,
execution and delivery of the Agreement by the other
parties hereto, is a valid and binding obligation of
the Acquiring Fund in accordance with its terms,
subject to bankruptcy, insolvency, fraudulent
transfer, reorganization, moratorium and similar laws
of general applicability relating to or affecting
creditors' rights and to general equity principles; (c)
the execution and delivery of the Agreement did not,
and the consummation of the transactions contemplated
hereby will not, conflict with the Acquiring Fund's
Charter or By-Laws, each, as amended, or result in a
material violation of any provision of any material
agreement (known to such counsel) to which the
Acquiring Fund, is a party or by which it or its
property is bound or, to the knowledge of such
counsel, result in the acceleration of any obligation
or the imposition of any penalty, under any material
agreement, judgment, or decree to which the Acquiring
Fund is a party or by which it or its property is
bound; (d) to the knowledge of such counsel, no
consent, approval, authorization or order of any court
or governmental authority of the United States or the
State of Maryland is required for the consummation by
the Acquiring Fund of the transactions contemplated
herein, except such as have been obtained under the
1933 Act, the 1934 Act and the 1940 Act, and such as
may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical
data contained therein, as to which no opinion need be
given), as of its date, appeared on its face to be
appropriately responsive in all material respects to
the 1934 Act and the 1940 Act and the rules and
regulations thereunder; provided, however, that such
counsel shall be entitled to state that it does not
assume any responsibility for the accuracy,
completeness or fairness of the Proxy Statement; (f)
to the knowledge of such counsel, there is no legal,
administrative or governmental proceeding,
investigation, order, decree or judgment of any court
or governmental body, only insofar as they relate to
the Acquiring Fund, or its assets or properties,
pending, threatened or otherwise existing on or before
the effective date of the N-14 Registration Statement
or the Closing Date, which is required to be described
in the N-14 Registration Statement or to be filed as
an exhibit to the N-14 Registration Statement which is
not described or filed as required or which materially
and adversely affects the Acquiring Fund's business;
(g) the descriptions in the Proxy Statement of
statutes, legal and governmental proceedings,
investigations, orders, decrees or judgments of any
court or governmental body in the United States and
contracts and other documents, if any, are accurate
and fairly present the information required to be
shown; (h) the Acquiring Fund is registered as an
investment company under the 1940 Act, and, to the
knowledge of such counsel, its registration with the
Commission as an investment company under the 1940 Act
is in full force and effect; and (i) the Acquiring
Fund Shares to be issued to the Acquired Fund's
shareholders as provided by this Agreement are duly
authorized and upon such delivery will be validly
issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Fund
has any preemptive rights to subscription or purchase
in respect thereof.
      With respect to all matters of Maryland law, such
counsel shall be entitled to state that they have
relied upon the opinion of Venable LLP and that their
opinion is subject to the same assumptions,
qualifications and limitations with respect to such
matters as are contained in the opinion of Venable
LLP.
      In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such
Proxy Statement and not, except as specifically stated
above, to any exhibits or attachments thereto or to
any documents incorporated by reference therein.
      7.	Conditions Precedent to Obligations of the
Acquiring Fund
      The obligations of the Acquiring Fund to
consummate the transactions provided for herein shall
be subject, at its election, to the performance by the
Trust, on behalf of the Acquired Fund, of all the
obligations to be performed by it hereunder on or
before the Closing Date and, in addition thereto, the
following conditions:
      a)  All representations and warranties of the
Trust or the Acquired Fund contained in this Agreement
shall be true and correct in all material respects as
of the date hereof and, except as they may be affected
by the transactions contemplated by this Agreement, as
of the Closing Date with the same force and effect as
if made on and as of the Closing Date;
      b)  The Trust, on behalf of the Acquired Fund, has
delivered to the Acquiring Fund a statement of the
Acquired Fund's assets and liabilities as of the
Closing Date, certified by the Treasurer or Assistant
Treasurer of the Acquired Fund;
      c)  The Trust, on behalf of the Acquired Fund, has
delivered to the Acquiring Fund on the Closing Date a
certificate executed in its name by its President,
Vice President, Secretary or Treasurer and dated as of
the Closing Date, to the effect that the
representations and warranties of the Trust made in
this Agreement are true and correct at and as of the
Closing Date, except as they may be affected by the
transactions contemplated by this Agreement; and
      d)  The Acquiring Fund shall have received on the
Closing Date a favorable opinion of Willkie Farr &
Gallagher LLP, counsel to the Trust, in a form
satisfactory to the Acquiring Fund, covering the
following points:
      That (a) the Trust is a validly existing business
trust under the laws of the Commonwealth of
Massachusetts, and has the trust power to own all of
the properties and assets of the Acquired Fund and to
carry on its business as a registered investment
company; (b) the Agreement has been duly authorized,
executed and delivered by the Trust and the Acquired
Fund is a duly established series of the Trust and,
assuming due authorization, execution and delivery of
the Agreement by the other parties hereto, is a valid
and binding obligation of the Trust in accordance with
its terms, subject to bankruptcy, insolvency,
fraudulent transfer, reorganization, moratorium and
similar laws of general applicability relating to or
affecting creditors' rights and to general equity
principles; (c) the execution and delivery of the
Agreement did not, and the consummation of the
transactions contemplated hereby will not, conflict
with the Trust's Declaration of Trust or By-Laws, each,
as amended, or result in a material violation of any
provision of any material agreement (known to such
counsel) to which the Trust, on behalf of the Acquired
Fund, is a party or by which it or its property is
bound or, to the knowledge of such counsel, result in
the acceleration of any obligation or the imposition
of any penalty, under any material agreement, judgment,
or decree to which the Acquired Fund is a party or by
which it or its property is bound; (d) to the knowledge
of such counsel, no consent, approval, authorization
or order of any court or governmental authority of the
United States or the Commonwealth of Massachusetts is
required for the consummation by the Acquired Fund of
the transactions contemplated herein, except such as
have been obtained under the 1933 Act, the 1934 Act
and the 1940 Act, and such as may be required under
state securities laws; (e) the Proxy Statement (except
as to financial and statistical data contained therein,
as to which no opinion need be given), as of its date,
appeared on its face to be appropriately responsive in
all material respects to the 1934 Act and the 1940 Act
and the rules and regulations thereunder; provided,
however, that such counsel shall be entitled to state
that it does not assume any responsibility for the
accuracy, completeness or fairness of the Proxy
Statement; (f) to the knowledge of such counsel, there
is no legal, administrative or governmental
proceeding, investigation, order, decree or judgment
of any court or governmental body, only insofar as
they relate to the Trust, on behalf of the Acquired
Fund, or its assets or properties, pending, threatened
or otherwise existing on or before the effective date
of the N-14 Registration Statement or the Closing
Date, which is required to be described in the N-14
Registration Statement or to be filed as an exhibit to
the N-14 Registration Statement which is not described
or filed as required or which materially and adversely
affects the Acquired Fund's business; and (g) the
Trust is registered as an investment company under the
1940 Act, and, to the knowledge of such counsel, its
registration with the Commission as an investment
company under the 1940 Act is in full force and
effect.
      With respect to all matters of Massachusetts law,
such counsel shall be entitled to state that they have
relied upon the opinion of Sullivan & Worcester LLP
and that their opinion is subject to the same
assumptions, qualifications and limitations with
respect to such matters as are contained in the
opinion of Sullivan & Worcester LLP.
      In this paragraph 7.4, references to the Proxy
Statement include and relate only to the text of such
Proxy Statement and not, except as specifically stated
above, to any exhibits or attachments thereto or to
any documents incorporated by reference therein.
      e)  The Acquiring Fund shall have received from
PricewaterhouseCoopers LLP a letter addressed to the
Acquiring Fund, dated as of the effective date of the
N-14 Registration Statement in form and substance
satisfactory to the Acquiring Fund, to the effect
that:
      They are independent public accountants with
respect to the Acquired Fund within the meaning of the
1933 Act and the applicable regulations thereunder;
      In their opinion, the financial statements and
financial highlights of the Acquired Fund included or
incorporated by reference in the N-14 Registration
Statement and reported on by them comply as to form in
all material aspects with the applicable accounting
requirements of the 1933 Act and the rules and
regulations thereunder; and
      On the basis of limited procedures agreed upon by
the Acquiring Fund and the Acquired Fund and described
in such letter (but not an examination in accordance
with generally accepted auditing standards), specified
information relating to the Acquired Fund appearing in
the N-14 Registration Statement and the Proxy
Statement has been obtained from the accounting
records of the Acquired Fund or from schedules
prepared by officers of the Acquired Fund having
responsibility for financial and reporting matters and
such information is in agreement with such records,
schedules or computations made therefrom.
      f)  The Acquired Fund shall have delivered to the
Acquiring Fund, pursuant to paragraph 4.1(f), copies
of financial statements of the Acquired Fund as of and
for the fiscal year ended October 31, 2009.
      g)  The Acquiring Fund shall have received from
PricewaterhouseCoopers LLP a letter addressed to the
Acquiring Fund and dated as of the Closing Date
stating that, as of a date no more than three (3)
business days prior to the Closing Date,
PricewaterhouseCoopers LLP performed limited
procedures and that on the basis of those procedures
it confirmed the matters set forth in paragraph 7.5.
      8.	Further Conditions Precedent to Obligations
of the Acquiring Fund and the Acquired Fund
      If any of the conditions set forth below do not
exist on or before the Closing Date with respect to
the Acquiring Fund, the Trust, on behalf of the
Acquired Fund, shall, and if any of such conditions do
not exist on or before the Closing Date with respect to
the Trust or the Acquired Fund, the Acquiring Fund
shall, at their respective option, not be required to
consummate the transactions contemplated by this
Agreement.
      a)  The Agreement and the transactions
contemplated herein shall have been approved by the
requisite vote of the holders of the outstanding shares
of beneficial interest of the Acquired Fund in
accordance with the provisions of the Trust's
Declaration of Trust, as amended, and applicable law
and certified copies of the votes evidencing such
approval shall have been delivered to the Acquiring
Fund.
      b)  The Board of Trustees of the Trust, including
a majority of the trustees who are not "interested
persons" of the Trust (as defined by the 1940 Act),
shall have determined that this Agreement and the
transactions contemplated hereby are in the best
interests of the Acquired Fund and that the interests
of the shareholders in the Acquired Fund would not be
diluted as a result of such transactions.
      c)  The Board of Directors of the Acquiring Fund,
including a majority of the directors who are not
"interested persons" of the Acquiring Fund (as defined
by the 1940 Act), shall have determined that this
Agreement and the transactions contemplated hereby are
in the best interests of the Acquiring Fund and that
the interests of the shareholders in the Acquiring
Fund would not be diluted as a result of such
transactions.
      d)  On the Closing Date no action, suit or other
proceeding shall be pending before any court or
governmental agency in which it is sought to restrain
or prohibit, or obtain damages or other relief in
connection with, this Agreement or the transactions
contemplated herein.
      e)  All consents of other parties and all other
consents, orders and permits of federal, state and
local regulatory authorities (including those of the
Commission and of state blue sky and securities
authorities, including "no-action" positions of and
exemptive orders from such federal and state
authorities) deemed necessary by the Trust or the
Acquiring Fund to permit consummation, in all material
respects, of the transactions contemplated hereby shall
have been obtained, except where failure to obtain any
such consent, order or permit would not involve a risk
of a material adverse effect on the assets or
properties of the Acquired Fund or the Acquiring Fund,
provided that either party hereto may for itself waive
any of such conditions.
      f)  The N-14 Registration Statement and the
prospectuses and statement of additional information
filed as part of the Acquiring Fund's registration
statement on Form N-1A shall each have become or be
effective under the 1933 Act and no stop orders
suspending the effectiveness thereof shall have been
issued and, to the best knowledge of the parties
hereto, no investigation or proceeding for that
purpose shall have been instituted or be pending,
threatened or contemplated under the 1933 Act.
      g)  The Trust and the Acquiring Fund shall have
received on the Closing Date an opinion of Willkie
Farr & Gallagher LLP, addressed to, and in form and
substance reasonably satisfactory to, the Trust and
the Acquiring Fund and dated as of the Closing Date,
substantially to the effect that for U.S. federal
income tax purposes:
      The acquisition by the Acquiring Fund of all of
the assets of the Acquired Fund solely in exchange for
the Acquiring Fund Shares and the assumption by the
Acquiring Fund of the liabilities of the Acquired
Fund, followed by the distribution by the Acquired
Fund of such Acquiring Fund Shares to shareholders of
the Acquired Fund in complete liquidation of the
Acquired Fund, all pursuant to the Agreement, will
constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and
the Acquired Fund will each be a "party to a
reorganization" within the meaning of Section 368(b)
of the Code;
      Under Sections 361 and 357(a) of the Code, the
Acquired Fund will not recognize gain or loss upon the
transfer of its assets to Acquiring Fund in exchange
for Acquiring Fund Shares and the assumption of all of
Acquired Fund's liabilities, and the Acquired Fund
will not recognize gain or loss upon the distribution
of the Acquiring Fund Shares to the Acquired Fund's
shareholders in liquidation of the Acquired Fund,
except for (A) any gain or loss that may be recognized
on "section 1256 contracts" as defined in Section
1256(b) of the Code as a result of the closing of the
tax year of the Acquired Fund, (B) any gain that may
be recognized on the transfer of stock in a "passive
foreign investment company" as defined in Section
1297(a) of the Code, and (C) any other gain or loss
that may be required to be recognized as a result of
the closing of the tax year of the Acquired Fund;
      Under Section 354 of the Code, shareholders of the
Acquired Fund will not recognize gain or loss on the
receipt of Acquiring Fund Shares solely in exchange
for their Acquired Fund shares;
      Under Section 358 of the Code, the aggregate tax
basis of the Acquiring Fund Shares received by each of
the Acquired Fund's shareholders pursuant to the
Reorganization will be the same as the aggregate tax
basis of the Acquired Fund Shares exchanged therefor;
      Under Section 1223(1) of the Code, the holding
period of the Acquiring Fund Shares to be received by
each Acquired Fund shareholder will include the period
during which the Acquired Fund Shares exchanged
therefor were held by such shareholder, provided that
the shareholder held the Acquired Fund Shares at the
time of the Reorganization as capital assets;
      Under Section 1223(1) of the Code, the holding
period of the Acquiring Fund Shares to be received by
each Acquired Fund shareholder will include the period
during which the Acquired Fund Shares exchanged
therefor were held by such shareholder, provided that
the shareholder held the Acquired Fund Shares at the
time of the Reorganization as capital assets;
      Under Section 362(b) of the Code, the basis of the
assets of the Acquired Fund transferred to the
Acquiring Fund in the Reorganization will be the same
in the hands of Acquiring Fund as the basis of such
assets in the hands of Acquired Fund immediately prior
to the transfer, increased by the amount of gain (or
decreased by the amount of loss), if any, recognized
by the Acquired Fund upon the transfer; and
      Under Section 1223(2) of the Code, the holding
period of the assets of the Acquired Fund in the hands
of the Acquiring Fund will include the period during
which those assets were held by the Acquired Fund,
except for any assets which may be marked to market
for federal income taxes on the termination of the
Acquired Fund's taxable year or on which gain was
recognized upon the transfer to the Acquiring Fund.
      Notwithstanding anything herein to the contrary,
neither the Acquiring Fund nor the Acquired Fund may
waive the conditions set forth in this paragraph 8.7.
      9.	Brokerage Fees and Expenses; Other
Agreements
      a)  Each Fund represents and warrants that there
are no brokers or finders or other entities to receive
any payments in connection with the transactions
provided for herein.
      b)  Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly
related to the transactions contemplated by this
Agreement (determined in accordance with the
guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses,
damages and other expenses not normally associated
with transactions of the type contemplated by this
Agreement).  These expenses consist of: (i) expenses
associated with preparing this Agreement, the N-14
Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this
Agreement and the transactions contemplated thereby;
(ii) expenses associated with preparing and filing the
N-14 Registration Statement covering the Acquiring
Fund Shares to be issued in the Reorganization insofar
as they relate to approval of this Agreement and the
transactions contemplated thereby; (iii) registration
or qualification fees and expenses of preparing and
filing such forms, if any, necessary under applicable
state securities laws to qualify the Acquiring Fund
Shares to be issued in connection with the
Reorganization; (iv) postage, printing, accounting
fees and legal fees incurred by the Acquiring Fund and
by the Acquired Fund in connection with the
transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the
shareholders meeting referred to in clause (i) above
and paragraph 5.2 hereof insofar as they relate to
approval of this Agreement and the transactions
contemplated thereby; and (vi) any other reasonable
Reorganization expenses.  Notwithstanding any of the
foregoing, expenses will in any event be paid by the
party directly incurring such expenses if and to the
extent that the payment by another person of such
expenses would result in the disqualification of such
party as a "regulated investment company" within the
meaning of Section 851 of the Code or would prevent
the Reorganization from qualifying as a tax-free
reorganization.
      c)  Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Fund
under this Agreement, or in connection with the
transactions contemplated herein with respect to such
Fund, shall be discharged only out of the assets of
such Fund.
      10.	Entire Agreement; Survival of Warranties
      a)  The Trust, on behalf of the Acquired Fund, and
the Acquiring Fund, agree that neither party has not
made any representation, warranty or covenant not set
forth herein and that this Agreement constitutes the
entire agreement.
      b)  The representations, warranties and covenants
contained in this Agreement or in any document
delivered pursuant hereto or in connection herewith
shall survive the consummation of the transactions
contemplated hereunder.
      11.	Termination
      a)  This Agreement may be terminated at any time
at or prior to the Closing Date by: (1) mutual
agreement of the Trust and the Acquiring Fund; (2) the
Trust in the event the Acquiring Fund shall, or the
Acquiring Fund, in the event the Trust, on behalf of
the Acquired Fund, shall, materially breach any
representation, warranty or agreement contained herein
to be performed at or prior to the Closing Date; or
(3) the Trust or the Acquiring Fund in the event a
condition herein expressed to be precedent to the
obligations of the terminating party or parties has
not been met and it reasonably appears that it will
not or cannot be met within a reasonable time.
      b)  In the event of any such termination, there
shall be no liability for damages on the part of
either the Acquiring Fund or the Trust, or their
respective Directors, Trustees or officers, to the
other party or parties.
      12.	Amendments
      This Agreement may be amended, modified or
supplemented in writing in such manner as may be
mutually agreed upon by the authorized officers of the
Trust and the Acquiring Fund; provided, however, that
following the meeting of the Acquired Fund's
shareholders called by the Acquired Fund pursuant to
paragraph 5.2 of this Agreement no such amendment may
have the effect of changing the provisions for
determining the number of the Acquiring Fund Shares to
be issued to the Acquired Fund's Shareholders under
this Agreement to the detriment of such shareholders
without their further approval.
      13.	Notices
      a)  Any notice, report, statement or demand
required or permitted by any provisions of this
Agreement shall be in writing and shall be given by
prepaid telegraph, telecopy or certified mail
addressed to the Acquiring Fund at:
      Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp
      or to the Acquired Fund at:
      Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp
      14.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
      a)  The article and paragraph headings contained
in this Agreement are for reference purposes only and
shall not affect in any way the meaning or
interpretation of this Agreement.
      b)  This Agreement may be executed in any number
of counterparts, each of which shall be deemed an
original.
      c)  This Agreement shall be governed by and
construed in accordance with the laws of the State of
New York.
      d)  This Agreement shall bind and inure to the
benefit of the parties hereto and their respective
successors and assigns, but no assignment or transfer
hereof or of any rights or obligations hereunder shall
be made by any party without the written consent of
the other party.  Except as provided in Section 5.7,
nothing herein expressed or implied is intended or
shall be construed to confer upon or give any person,
firm or corporation, other than the parties hereto and
their respective successors and assigns, any rights or
remedies under or by reason of this Agreement.
      e)  The Trust's Declaration of Trust, as amended,
is on file with the Secretary of State of the
Commonwealth of Massachusetts.  Notice is hereby given
that this Agreement is entered into by the Trust, on
behalf of the Acquired Fund, by an officer of the
Trust, in such officer's capacity as an officer and
not individually.  It is understood and expressly
stipulated that none of the Trustees, officers or
shareholders of the Acquired Fund are personally liable
hereunder.  All persons dealing with the Acquired Fund
should look solely to the property of the Acquired Fund
for the enforcement of any claims against the Acquired
Fund.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman,
President or Vice President and attested to by its
Secretary or Assistant Secretary.
      CREDIT SUISSE
CAPITAL FUNDS
      For and on Behalf of
CREDIT SUISSE LARGE CAP
VALUE FUND
      By:  /s/Michael A.
Pignataro
      Name: Michael A.
Pignataro
Title:    Chief
Financial Officer
      Attestation By:
/s/Karen Regan
      Name:
Karen Regan
Title:
Assistant
Secretary
      CREDIT SUISSE LARGE
CAP BLEND FUND, INC.
      By:  /s/Michael A.
Pignataro
      Name: Michael A.
Pignataro
Title:    Chief
Financial Officer
      Attestation By:
/s/Karen Regan
      Name:
Karen Regan
Title:
Assistant
Secretary
      Solely with respect to paragraphs 4.3, 5.9 and 9.2
hereof:
      By:  /s/John G. Popp
      Name:	John G.
Popp
Title:	Authorized
Signatory
      Attestation By:
/s/Karen Regan
      Name:
	Karen
Regan
Title:	Vice
President